UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Golfsmith International Holdings, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Golfsmith International Holdings, Inc.

11000 N. IH-35

Austin, Texas 78753

Dear Stockholder:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Golfsmith International Holdings, Inc. (the “Company”) to be held at our corporate headquarters at 11000 N. IH-35, Austin, Texas 78753 on Wednesday, April 27, 2011 at 8:30 a.m. (CDT).

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the specific business to be acted upon.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions by stockholders.

It is important that your shares be represented at the meeting. Please review the instructions on the proxy or voting instruction card. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Please complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope or follow the alternate voting procedures described on the proxy.

Sincerely,

Martin Hanaka
Chief Executive Officer and Chairman of the Board

Golfsmith International Holdings, Inc.

11000 N. IH-35

Austin, Texas 78753

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 11, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Golfsmith International Holdings, Inc., a Delaware corporation, will be held at its corporate headquarters at 11000 N. IH-35, Austin, Texas, 78753 on Wednesday, April 27, 2011, at 8:30 a.m. (CDT), for the following purposes:

1.	The election of ten directors to serve on our Board of Directors until the 2012 Annual Meeting of Stockholders or until their successors have been elected and qualified;

2.	The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011;

3.	The approval of a proposal to amend the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan (the “2006 Plan”) to increase the maximum number of shares of common stock authorized for issuance under the 2006 Plan by 600,000; and

4.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Proxy Statement, which follows this notice, fully describes these items. As of the date of this notice, we have not received notice of other matters that may be properly presented at the annual meeting.

These proxy materials will first be made available on the Internet on or about March 11, 2011.

Stockholders of record at the close of business on March 7, 2011, will be entitled to vote at the annual meeting and any adjournment or postponement thereof. If you wish to vote your shares at the annual meeting, the inspector of elections will be available to record your vote at the meeting site beginning at 8:00 a.m. (CDT) on the date of the meeting.

You can vote your shares by completing and returning your proxy card or by voting on the Internet or by telephone. See details under the question “Voting Methods” under “Information About the Meeting, Voting and Proxies” below.

You are cordially invited to attend the meeting, but whether or not you expect to attend in person, you are urged to mark, date and sign the enclosed proxy and return it in the enclosed prepaid envelope or follow the alternative voting procedures described on the proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2011:

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2010 Annual Report are available at www.edocumentview.com/GOLF.

By Order of the Board of Directors

James A. Eliasberg
Vice President, General Counsel and Secretary

Austin, Texas

March 11, 2011

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES	1
Date, Time and Place of Meeting	1
Record Date, Outstanding Shares and Quorum	1
Voting Rights and Voting of Proxies	1
Voting Methods	1
Solicitation and Voting of Proxies	2
Who can attend the meeting?	2
Householding	2
Expenses of Solicitation	3
Revocation of Proxies	3
PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE	4
PROPOSAL 1 ELECTION OF DIRECTORS	4
Required Vote	4
Nominees	5
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
Pre-Approval Policy	8
Fees Paid to Independent Registered Public Accounting Firm	8
Required Vote	9
PROPOSAL 3 APPROVAL OF THE SECOND AMENDMENT TO THE GOLFSMITH INTERNATIONAL HOLDINGS, INC. 2006 INCENTIVE COMPENSATION PLAN, INCREASING THE NUMBER OF SHARES THAT MAY BE AWARDED THEREUNDER BY 600,000	10
Background	10
Proposed Amendment	11
Required Vote	11
Equity Compensation Plan Information	11
Description of 2006 Plan	11
Administration	11
Shares Subject to the 2006 Plan	12
Participation	12
Stock Options	12
SARs	13
Restricted Stock and Restricted Stock Units	13
Performance Units, Performance Shares and Cash-Based Awards	13
Other Stock-Based Awards	14
Dividend Equivalents	14
Transferability of Awards	14
Change of Control	14
Amendment and Termination	15
Duration of 2006 Plan	15
Non-United States Participants	15
Tax Withholding Obligations	15
Certain United States Federal Income Tax Consequences	15
Certain Limitations on Deductibility of Executive Compensation	17
Aggregate Outstanding Grants	18
REPORT OF THE AUDIT COMMITTEE	20
GOVERNANCE OF THE COMPANY	22
THE BOARD’S LEADERSHIP STRUCTURE	22
RISK MANAGEMENT OVERSIGHT	22
CODE OF BUSINESS CONDUCT AND ETHICS	22
INDEPENDENCE OF DIRECTORS	23
COMMUNICATIONS WITH THE BOARD OF DIRECTORS	23
COMMITTEES OF THE BOARD OF DIRECTORS	24
Audit Committee	24
Compensation Committee	24

i

ii

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

The Board of Directors (the “Board of Directors”) of Golfsmith International Holdings, Inc. (the “Company,” “we,” “us” and “our”) is soliciting your proxy for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our corporate headquarters at 11000 N. IH-35, Austin, Texas 78753, on Wednesday, April 27, 2011 at 8:30 a.m. (CDT) and any adjournment or postponement of the Annual Meeting. We are initially providing this Proxy Statement and the accompanying proxy card to stockholders of the Company on or about March 11, 2011.

Record Date, Outstanding Shares and Quorum

Only holders of record of the Company’s common stock at the close of business on March 7, 2011 (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, we had 15,806,035 shares of common stock outstanding and entitled to vote. If a majority of the shares outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the Annual Meeting. Any shares represented by proxies that are marked for, against or to abstain from voting on a proposal will be counted as present in determining whether we have a quorum. Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention is the same as a vote against a proposal, except that abstentions have no effect on the election of directors. If a broker, bank, custodian, nominee or other record holder of the Company’s common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum, but will not be counted or entitled to vote on that particular matter. Please note that banks and brokers will vote their clients’ shares only if the proposal is a matter on which they have discretion to vote, or if their client provides instructions on how to vote by following the instructions provided by such broker. Your broker may vote your shares on “routine” matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of the appointment of our independent registered public accounting firm.

Voting Rights and Voting of Proxies

Holders of the Company’s common stock are entitled to one vote for each share they held as of the Record Date. Cumulative voting for directors is not permitted. Directors will be elected by a plurality of the votes cast by the shares of common stock present at the Annual Meeting (either in person or by proxy), which means that the ten nominees with the most votes will be elected. Ratification of Proposal No. 2 and approval of Proposal No. 3 requires approval by the holders of a majority of the shares of common stock present at the Annual Meeting (either in person or by proxy). Abstentions and broker non-votes will not have an effect on determining the number of shares voted.

Voting Methods

You may vote using one of the following methods:

•	Over the Internet. If you have access to the Internet, we encourage you to vote in this manner.

•	By telephone. You can vote by calling the toll-free telephone number on your proxy card or Notice.

•	By mail. For those stockholders who request to receive a paper proxy card in the mail, you can complete, sign and return the proxy card.

•

In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it with your ballot to be able to vote at the Annual Meeting. Even if you plan to be present at the Annual Meeting, we encourage you to vote your shares by proxy via the Internet, by telephone or by mail. For those stockholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card. Please follow the directions on your proxy card carefully.

Solicitation and Voting of Proxies

The proxy included with this Proxy Statement is solicited by the Board of Directors of the Company for use at the Annual Meeting. You can submit your proxy card by mailing it in the envelope provided. If your proxy card is properly completed and received, and is not revoked before the Annual Meeting, your shares will be voted at the Annual Meeting according to the instructions indicated on your proxy card. If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of the election of each of the director nominees listed in Proposal No. 1 and in favor of Proposals No. 2 and No. 3. To our knowledge, no other matters will be presented at the Annual Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment. Most beneficial owners whose stock is held in street name receive voting instructions forms from their banks, brokers or other agents, rather than the Company’s proxy/voting instruction card. Beneficial owners may also be able to vote by telephone or the Internet. They should follow the instructions on the form they receive from their bank, broker, or other agent. The method of voting used will not limit a stockholder’s right to attend the Annual Meeting.

Who can attend the meeting?

Subject to space availability, all common stock holders as of the Record Date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and voting will begin at 8:00 a.m. CDT. No cameras, recording equipment, electronic devices, use of cell phones or digital transmission devices, large bags or packages will be permitted in the Annual Meeting. Proof of Golfsmith stock ownership as of the Record Date, along with photo identification, will be required for admission. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

Householding

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on the U.S. Securities and Exchange Commission (the “SEC”) rules that permit us to deliver only one set of proxy materials, including our Proxy Statement and our annual report for the year ended January 1, 2011, to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This delivery method is referred to as “householding” reduces duplicate mailings, saving the Company printing and postage costs as well as natural resources. Each shareholder retains a separate right to vote on all matters presented at the Annual Meeting. If you wish to receive a separate copy of the annual report or other proxy materials, or if you wish to receive separate copies of future annual reports or proxy materials, please call the Company at (512) 837-8810 or send your request in writing to the Company at the following address: Golfsmith International Holdings, Inc., Attn: Investor Relations, 11000 N. IH-35, Austin, Texas 78753.

Expenses of Solicitation

The Company will pay the costs of preparing, printing and mailing this Notice of Annual Meeting of Stockholders and Proxy Statement, the enclosed proxy card and the Company’s 2010 Annual Report to Stockholders. We will also reimburse brokerage firms and others for reasonable expenses incurred by them in connection with their forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include the Internet, telephone, facsimile or oral communications by directors, officers or regular employees of the Company acting without special compensation.

Revocation of Proxies

If you submit the enclosed proxy card, you may revoke it at any time before voting takes place at the Annual Meeting. There are three ways you can revoke your proxy: (1) deliver to the Secretary of the Company a written notice, dated later than the proxy you want to revoke, stating that the proxy is revoked; (2) deliver to the Secretary of the Company a signed proxy with a date later than that of the proxy you want to revoke; or (3) attend the Annual Meeting and vote in person. For this purpose, communications should be addressed to James A. Eliasberg, Secretary, 11000 N. IH-35, Austin, Texas, 78753, and must be received before the time that the proxy you wish to revoke is voted. Please note that, if your shares are held of record by a broker, bank or other nominee and you wish to revoke a previously given proxy, you must contact that entity.

PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

Proposal 1

ELECTION OF DIRECTORS

You are being asked to elect ten directors to serve on our Board of Directors until the 2012 Annual Meeting of Stockholders or until their successors have been elected and qualified. We do not know of any reason why any nominee named in this Proxy Statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with our bylaws and amended and restated certificate of incorporation.

The affirmative vote of a plurality of the shares present and voting is required to elect a director, which means that the ten nominees receiving the highest numbers of votes cast at the Annual Meeting by the holders of shares of our common stock will be elected as directors. The effects of abstentions and “broker non-votes” are discussed under “Information About the Meeting, Voting and Proxies.”

Our Board of Directors consists of ten members, five of whom are affiliated with First Atlantic Capital, Ltd. (First Atlantic Capital, Ltd, or “First Atlantic Capital” is the management company of Atlantic Equity Partners III, an investment fund which controls a majority ownership interest in us.) Our amended and restated certificate of incorporation provides that members of our Board of Directors will be elected to one-year terms. The terms of each of our current directors will expire at the Annual Meeting. All of our current directors have been nominated for reelection, each to serve until the next Annual Meeting or until a successor is elected and qualified. Subject to the terms of the Management Rights Agreement referenced in the “Certain Relationships and Related Transactions” section below, in the case of a vacancy occurring on the Board of Directors during the year, the remaining members of the Board of Directors may elect another director as a replacement, may leave the vacancy unfilled or may reduce the number of directors.

A stockholder may (i) vote for the election of any one or more of the nominees, or (ii) withhold authority to vote for one or more of the nominees by so indicating on the proxy card. Your shares will be voted as you specify on the enclosed proxy card or as you instruct via the alternative voting procedure described on the proxy card. If you sign, date and return the proxy card without specifying how you want your shares voted, they will be voted for the election of the director nominees. If unforeseen circumstances (such as death or disability) require the Board of Directors to substitute another person for any of the director nominees, your shares will be voted for that other person.

Required Vote

Directors are elected by a plurality of votes of the shares represented at the meeting and entitled to vote. The effects of abstentions and “broker non-votes” are discussed under “Information About the Meeting, Voting and Proxies.”

NOMINEES

The following table sets forth information as to each nominee for election, including his or her age (as of the Record Date), background and principal occupations:

Name and Age	Principal Occupation, Business Experience and Directorships	Director Since
Martin Hanaka 61	Martin E. Hanaka has been the Chairman of our Board since April 2007 and became our Chief Executive Officer on June 18, 2008. Mr. Hanaka is also a Member of the Nominating Committee. Prior to joining the Golfsmith team, Mr. Hanaka was the Chairman of Sports Authority from November 1999 to June 2004 and served as its Chief Executive Officer from September 1998 to August 2003. Mr. Hanaka also serves on the board of governors of the Boys and Girls Club of America and the board of directors of City Sports. In addition to significant experience providing oversight as a director in various capacities, Mr. Hanaka contributes substantial experience in the retail sector.	2007

Robert E. Allen 66	Robert E. Allen became Director in July of 2008 and is a member of the Audit Committee and Chairman of the Compensation Committee. Mr. Allen is the founder and Managing Director of Redding Consultants. Prior to becoming a consultant, Mr. Allen was a Senior Vice President of Emery Worldwide (overnight airfreight) where he had responsibility for international operations, as well as U.S. sales and marketing. Mr. Allen provides significant board and committee experience as well as expertise in specific areas including marketing and compensation.	2008

Thomas Berglund 50	Thomas Berglund has been a Director since May of 2007. Mr. Berglund has been a Managing Director of First Atlantic Capital since 2004. He is currently a Director and audit committee member of Prestolite Electric and a Director and audit committee member of Sprint Industrial Holdings. During the past five years, Mr. Berglund has also served as a Director of Precision Parts International and BHM Holdings. Mr. Berglund has significant board and committee expertise derived from other and prior positions.	2007

Roberto Buaron 64	Roberto Buaron became a Director in October 2002 and is a member of the Compensation Committee and Chairman of the Nominating Committee. Mr. Buaron has been the Chairman, President and Chief Executive Officer of First Atlantic Capital since he founded the firm in 1989. Mr. Buaron has an extensive background in strategic planning and the improvement of operational performance.	2002

Thomas G. Hardy 65	Thomas G. Hardy became a director in October 2002. Mr. Hardy served as an operating partner for an affiliate of First Atlantic Capital between August 2004 and January 2009. Mr. Hardy served as the Chairman of the Board of Trustees of the American University of Paris from May 2003 to	2002

	May 2008 and presently serves as a member of the advisory board of Main Street Resources, a private equity fund specializing in small and medium sized management buy-outs since May 2002. In addition to board oversight experience, Mr. Hardy provides significant management expertise from previous positions, including President and Chief Operating Officer of Trans-Resources Inc., a $500 million revenue chemical and fertilizer producer, and Principal at McKinsey and Co., a leading management consulting firm.

Glenda Flanagan (formerly Chamberlain) 57	Glenda Flanagan became a Director in August 2006 and is a member of the Audit and Compensation Committees. Ms. Flanagan has been the Senior Executive Vice President and Chief Financial Officer of Whole Foods Market, Inc. since 1988. She also serves on the Board of Directors, the compensation committee, audit committee and is chair of the nominating and governance committee for Credit Acceptance Corporation. In addition to substantial board and committee experience, Ms. Flanagan provides significant experience with respect to finance, reporting and accounting issues.	2006

James Grover 39	James Grover became a Director in September of 2002 and is a member of the Nominating Committee. Mr. Grover joined First Atlantic Capital in 1998 and has been a Managing Director since 2007. Mr. Grover is a director of Prestolite Electric, Inc. From experience in prior and other current positions, Mr. Grover provides operational and strategic expertise.	2002

Marvin E. Lesser 69	Marvin E. Lesser became a Director in June 2006 and serves as Chair of the Audit Committee. Mr. Lesser has been Managing Partner of Sigma Partners, L.P., a private investment partnership, since 1993 and has been President of Alpina Management, L.L.C, an investment adviser, since 2000. He is also a director of USG Corporation and St. Moritz 2000 Fund, Ltd. During the past five years, he was previously a director of Pioneer Companies, Inc. and DUSA Pharmaceuticals, Inc. Mr. Lesser has experience serving on audit, compensation, finance, governance and CEO search committees, and he has been the chair of audit committees and a CEO search committee. He provides the Board his investment manager’s perspective on the analysis of corporate performance and the domestic and global economic environments.	2006

James Long 68	James Long became a Director in October of 2002. Mr. Long has been a Senior Advisor for First Atlantic Capital since January 1, 2005. Mr. Long was the Chairman of Country Pure Foods, Inc. from 1995 until 2010. In addition to substantial board and committee experience, Mr. Long provides significant experience with respect to management and strategic transactions.	2002

Emilio S. Pedroni 44	Emilio Pedroni became a Director in May 2009. He has been with First Atlantic Capital since 2003 and has held the position of Principal since March of 2007. Mr. Pedroni currently serves as a director and member of the audit committee of Sprint Holdings, LLC. During the past five years, Mr. Pedroni also served as director of BHM Technologies Holdings, Inc. and director of Captive Holdings, LLC. Mr. Pedroni provides significant expertise in finance and strategic planning.	2009

Beneficial ownership information for these individuals is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based on information furnished by the respective individuals or contained in any statements filed by certain beneficial owners with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT MESSRS. HANAKA, ALLEN, BERGLUND, BUARON, HARDY, GROVER, LESSER, LONG AND PEDRONI AND MS. FLANAGAN AS DIRECTORS.

Proposal 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee recommends to the stockholders the ratification of the selection of Ernst & Young LLP (“Ernst & Young”), an independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for fiscal 2011. Ernst & Young has served as the independent registered public accounting firm for the Company since 1994. A representative of Ernst & Young will be present at the Annual Meeting, may make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Pre-Approval Policy

The Audit Committee pre-approves and reviews audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. To avoid certain potential conflicts of interest in maintaining auditor independence, the law prohibits a publicly-traded company from obtaining certain non-audit services from its independent registered public accounting firm. During fiscal 2009 and 2010, the Company did not engage Ernst & Young to provide any prohibited non-audit services and obtained such services as necessary from other service providers. For additional information concerning the Audit Committee and its activities with Ernst & Young, see “Report of the Audit Committee” and “Committees of the Board of Directors.” The Audit Committee pre-approved all audit services provided by Ernst & Young in fiscal 2010. In the future, the Company may engage Ernst  & Young to provide certain permitted audit-related and non-audit services in accordance with applicable law.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to the Company for fiscal years 2010 and 2009, by Ernst & Young:

	2010	2009
Audit fees	$388,750	$388,750
All other fees (1)	2,160	1,586

Total	$390,910	$390,336

(1)	Includes subscription fees for Ernst & Young Online, an internet accounting and auditing research database. Ernst & Young did not provide us with any tax compliance and tax consulting services for fiscal 2010 and 2009.

Our by-laws do not require that our stockholders ratify the appointment of our independent registered public accounting firm. In the event the stockholders fail to ratify the appointment of Ernst & Young, the Audit Committee will consider the possible selection of other auditors for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may select another firm at any time during the year if it feels that such a change would be in the best interest of the Company and its stockholders.

Required Vote

Ratification of Proposal No. 2 requires approval by the holders of a majority of the shares of common stock present at the Annual Meeting (either in person or by proxy). Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of Ernst & Young as our independent registered public accounting firm for fiscal 2011.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

Proposal 3

APPROVAL OF THE SECOND AMENDMENT TO THE GOLFSMITH INTERNATIONAL

HOLDINGS, INC. 2006 INCENTIVE COMPENSATION PLAN, TO INCREASE THE MAXIMUM

NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2006 PLAN BY 600,000.

Background

In June 2006, the Company adopted the 2006 Incentive Compensation Plan (the “2006 Plan”). The 2006 Plan was approved by the Company’s stockholders on June 12, 2006 and became effective as of that date. Under the 2006 Plan, certain employees, members of the Board of Directors and third-party consultants may be granted options, stock appreciation rights (“SARs”), restricted stock grants, performance units and other stock-based awards. The total number of shares of common stock authorized for issuance under the 2006 Plan was originally 1,800,000. Pursuant to the First Amendment to the 2006 Plan adopted by the Company’s Board of Directors on March 3, 2009 and approved by the Company’s stockholders on May 5, 2009 (the “First Amendment”), the maximum number of shares of common stock authorized for issuance under the 2006 Plan was increased from 1,800,000 to 3,300,000. The exercise price of options granted is equal to the value of the Company’s common stock on the date of grant and outstanding options generally vest over a period of five years with the term of each option being not more than ten years from the date of grant.

As of February 28, 2011, there were 174,869 shares of common stock remaining available for future grants under the 2006 Plan. As of that date, there were 2,635,245 shares of Company common stock subject to outstanding options and 454,999 shares of restricted stock that were issued and outstanding, but subject to forfeiture, under the 2006 Stock Plan.

On November 10, 2010, after a review of the 2006 Plan and our compensation policies, the Board determined that, in order to enable us to continue to grant stock awards at appropriate levels to eligible employees, it is in our best interests and the best interests of our stockholders to adopt the Second Amendment to the 2006 Plan (the “Second Amendment”) in the form attached as Appendix A to this Proxy Statement, subject to stockholder approval. If approved by the stockholders, the aggregate number of shares of common stock that would be authorized for issuance under the 2006 Plan would be increased by 600,000 from 3,300,000 to 3,900,000 shares and the number of shares of common stock that would remain available for future grants under the 2006 Plan would be increased from 174,869 to 774,869 shares. The Board of Directors believes that it is in the best interest of the Company and our stockholders to be able to continue to provide to the people who are responsible for the continued success of the Company’s business the opportunity to acquire or increase their proprietary interest in the Company, thereby creating an increased interest in and greater concern for the growth, success and welfare of the Company.

Stockholders are being asked to approve the Second Amendment to ensure that future incentive stock options issued under the 2006 Plan continue to qualify, if applicable, for favorable tax treatment to optionees under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Stockholder approval is also requested to satisfy the stockholder approval requirements of the Nasdaq Global Market (“Nasdaq”) relating to compensation of Company officers. If the stockholders do not approve the Second Amendment at the Annual Meeting, the Second Amendment will be of no effect.

Proposed Amendment

Subject to and contingent upon stockholder approval, the maximum aggregate number of shares authorized for issuance under the 2006 Plan will increase to 3,900,000 shares of common stock.

Required Vote

Approval of Proposal No. 3 requires approval by the holders of a majority of the shares of common stock present at the Annual Meeting (either in person or by proxy).

Equity Compensation Plan Information

At February 28, 2011, the Company had reserved the following shares of capital stock for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted Average Price of Outstanding Options and Rights	Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected
	(a)	(b)	(c)

Equity compensation plans approved by stockholders:
2002 Stock Option Plan	461,425	$7.33	—
2006 Stock Option Plan (1)	3,090,244	$2.65	174,869
Equity compensation plans not approved by stockholders	—	—	—

Total	3,551,669	$3.25	174,869

(1)	The 2006 Plan includes 454,999 of deferred stock units. See Note 8 of our audited consolidated financial statements for further discussion.

Description of the 2006 Plan

The general features of the 2006 Plan, as amended are summarized in this Proxy Statement. Stockholders should read the 2006 Plan for a full statement of its legal terms and conditions. Appendix A attached to this Proxy Statement contains the full text of the 2006 Plan as proposed to be amended.

Administration

The Compensation Committee will have discretionary authority to operate, manage and administer the 2006 Plan in accordance with its terms. The Compensation Committee will determine the employees and consultants who will be granted awards under the 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee will make recommendations regarding the same items with respect to the non-employee directors of the Company. The Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2006 Plan. The Compensation

Committee will interpret the 2006 Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2006 Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2006 Plan will be final and conclusive. Within the limitations of the 2006 Plan and applicable law, the Compensation Committee may delegate its responsibilities under the 2006 Plan to persons selected by it, and the Board of Directors will be permitted to exercise all of the Compensation Committee’s powers under the 2006 Plan.

Shares Subject to the 2006 Plan

If approved by stockholders, the aggregate number of shares of the Company common stock for which awards may be granted under the amended 2006 Plan would be increased by 600,000 from 3,300,000 to 3,900,000. The shares of common stock that may be issued under the 2006 Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that have been reacquired and are held as treasury stock. The 2006 Plan provides that for purposes of determining the number of shares of common stock available for delivery under the 2006 Plan, (a) any shares not delivered because an award is paid in cash will be treated as having been delivered under the 2006 Plan, unless the award, by its terms, can only be settled in cash, and (b) any shares subject to an award or portion of an award that is forfeited, terminated, cancelled or otherwise expires will be available for future awards under the 2006 Plan.

Participation

The Compensation Committee may grant awards under the 2006 Plan to employees and consultants of the Company and its eligible subsidiaries and affiliates as well as non-employee directors of the Company. However, only employees of the Company and its subsidiaries will be eligible to receive “incentive stock options” under the 2006 Plan.

As of January 1, 2011, there were approximately 166 employees and 4 non-employee directors who would be eligible to receive awards under the 2006 Plan.

Stock Options

A stock option is the right to purchase a specified number of shares of Company common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2006 Plan. Stock options granted under the 2006 Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Code, or options other than incentive stock options (referred to as “nonqualified stock options”), as determined by the Compensation Committee and stated in the option agreement. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value (as such term is defined in the 2006 Plan) of the Company’s common stock at the time of grant. The fair market value of the Company’s common stock is generally determined as the last sale price of the Company’s common stock on the Nasdaq on the option grant date. On the last business day of fiscal 2010, the fair market value of a share of Company common stock was $2.42. The exercise price of any stock options granted under the 2006 Plan may be paid in cash, shares of Company common stock already owned by the option holder or any other method that may be approved by the Compensation Committee, such as a cashless broker-assisted exercise that complies with law.

Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. An option cannot be exercised later than the tenth anniversary of the grant date; however, if the exercise of an option on its scheduled expiration date would violate law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with the Company and its affiliates terminates.

SARs

SARs may be granted under the 2006 Plan alone or together with specific stock options granted under the 2006 Plan. SARs are awards that, upon their exercise, give a participant the right to receive from the Company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of Company common stock on the exercise date over the grant price of the SAR. The grant price of an SAR cannot be less than 100% of the fair market value of the Company’s common stock on the grant date of such SAR. An SAR may be settled in cash, shares or a combination of cash and shares, as determined by the Compensation Committee. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the 2006 Plan. However, a SAR granted with an option will be exercisable and terminate when the related option is exercisable and terminates. Such an option will no longer be exercisable to the extent that the holder exercises the related SAR. Likewise, a SAR will not be exercisable to the extent that the related option is exercised. The number of shares covered by each SAR will be determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

Restricted stock awards are shares of Company common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Until the applicable restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units are denominated in units of shares of Company common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests, the participant is entitled to receive shares of Company common stock, a cash payment based on the value of shares of Company common stock or a combination of shares and cash. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. A recipient of restricted stock will have the rights of a shareholder during the restriction period, including the right to vote, unless the Compensation Committee provides otherwise in the grant. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee. Upon termination of employment or a period of service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or the Compensation Committee, provides otherwise.

Performance Units, Performance Shares and Cash-Based Awards

Performance units, performance shares and cash-based awards granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Compensation Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of Company common stock on the date of grant. Each cash-based award has a value that is established by the Compensation Committee at the time of its grant. The number of performance units, performance shares and cash-based awards granted to a participant will be determined by the Compensation Committee. Whether a performance unit, performance share or cash-based award actually will result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by the Compensation Committee are satisfied. After a performance unit, performance share or cash-based award has vested, the participant will be entitled to receive a payout of cash, shares of Company common stock or a combination thereof, as determined by the Compensation Committee. A participant’s award agreement describes the effect of a termination of employment on the participant’s performance units, performance shares or cash-based award.

Other Stock-Based Awards

The Compensation Committee may grant to participants other stock-based awards under the 2006 Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of Company common stock. The form of any other stock-based awards will be determined by the Compensation Committee, and may include a grant or sale of unrestricted shares of common stock. The number of shares of Company common stock related to any other stock-based award will be determined by the Compensation Committee. Other stock-based awards may be paid in shares of Company common stock or cash, according to the award agreement. The terms and conditions, including vesting conditions, will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Dividend Equivalents

The Compensation Committee may provide for the payment of dividend equivalents with respect to shares of Company common stock subject to an award, such as restricted stock units, that have not actually been issued under that award.

Transferability of Awards

Options, SARs, unvested restricted stock, and other awards under the 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution. The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration.

Change of Control

In the event of a change of control of the Company (as defined in the 2006 Plan), but subject to any contrary law or rule or provision of an award agreement that is in effect under 2006 Plan prior to the change of control, the Compensation Committee may, in its discretion, provide that: (a) outstanding options, SARs and other stock-based awards will become exercisable as determined by the Compensation Committee; (b) restrictions applicable to outstanding restricted stock awards and other stock-based awards will lapse; (c) outstanding awards will become vested; (d) outstanding performance-based awards will be deemed to have been earned for any performance period prior to the effective date of the change of control; (e) any outstanding awards otherwise payable on a deferred basis will be paid or distributed; (f) there will be substituted for shares subject to options or awards outstanding under the 2006 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the change of control transaction, with approximately the same value; (g) outstanding options or awards may be cashed out based on the highest value of the consideration received for the Company’s common stock in that transaction, or the highest fair market value of the Company’s common stock during the 30 business days immediately prior to the closing or expiration date of the change of control transaction, reduced by the exercise price or grant price of the award, if applicable; and (h) any options or other awards cannot be exercised after or will be terminated after a change of control transaction. However, the adjustments described in clauses (a), (b), (c), (d) and (e) will occur automatically with respect to (i) any awards that are not assumed or replaced in the change in control transaction, (ii) all awards if the Company is liquidated, and (iii) any awards held by a participant whose employment is terminated either by the Company without cause or by the participant for good reason after the change in control.

Amendment and Termination

The Board of Directors may amend, alter, suspend or terminate the 2006 Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law or rule, of any amendment of the 2006 Plan that would: (a) increase the maximum number of shares of Company common stock that may be sold or awarded under the 2006 Plan, or that may be subject to awards granted to a single participant during a single fiscal year, except in the event of certain changes in capital of the Company; (b) decrease the minimum option exercise price or SAR grant price required by the 2006 Plan, except in the event of certain changes in capital of the Company; (c) change the class of persons eligible to receive awards under the 2006 Plan; (d) extend the duration of the 2006 Plan or the exercise period of any options or SARs granted under the 2006 Plan; or (e) otherwise require shareholder approval to comply with applicable laws or rules.

The Compensation Committee may amend outstanding awards. However, no amendment or termination of the 2006 Plan or amendment of outstanding awards may materially impair the previously accrued rights of a participant under any outstanding award without his or her written consent, unless the Board of Directors or the Compensation Committee determines that the amendment is necessary or advisable to comply with laws, regulations, rules or accounting standards. Additionally, the provisions of the 2006 Plan described above under “Change of Control” may not be amended, terminated or modified on or after the date of a Change of Control to materially impair any participant’s outstanding award without that participant’s written consent. The Board of Directors or the Compensation Committee may appropriately adjust awards under the 2006 Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in laws, regulations or accounting principles.

Duration of 2006 Plan

The 2006 Plan will continue in effect until all shares of Company common stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Board of Directors. No awards may be granted under the 2006 Plan on or after ten (10) years after its Effective Date (as defined in the 2006 Plan).

Non-United States Participants

The Compensation Committee may authorize appropriate procedures and subplans and grant awards or substitutes for awards to permit eligible individuals who are employed outside the United States to participate in the 2006 Plan or to otherwise conform to the laws or practices of non-U.S. jurisdictions.

Tax Withholding Obligations

The 2006 Plan authorizes the Company and its affiliates to withhold all applicable taxes from any award or payment under the 2006 Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

Certain United States Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to the Company and participants in connection with awards under the 2006 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

The grant of options under the 2006 Plan will not result in taxable income to the recipient of the option or an income tax deduction for the Company. However, the transfer of Company common stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of Company common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Company common stock received are taxable to the participant as ordinary income and deductible by the Company.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of Company common stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.

The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for the Company. The amount of cash paid or the then-current fair market value of the Company common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income and deductible by the Company.

The granting of a performance unit, performance share, cash-based award, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of a performance unit, performance share, cash-based award, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Company common stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above. If the award consists of unrestricted shares of Company common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Certain Limitations on Deductibility of Executive Compensation.

Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or our other highest paid executive officer, other than the Chief Executive Officer or Chief Financial Officer, who is employed by us on the last day of the Company’s taxable year. Compensation resulting from awards under the 2006 Plan will be subject to the deduction limitations imposed by Section 162(m) of the Code.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2006 Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the grantee holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment under Section 4999 of the Code, and the Company would be denied a tax deduction for the excess parachute payment.

Aggregate Outstanding Grants

As of February 28, 2011 outstanding awards under the 2006 Plan are held by, or approved to be granted to, the following named individuals and groups:

	Outstanding Awards
	(Number of Shares)

Name and Position	Stock Options	Deferred Stock Units	Total
Executive Officers
Martin E. Hanaka	1,000,000	211,378	1,211,378
Sue E. Gove	330,000	30,000	360,000
Steven Larkin	55,000	—	55,000
Matt Corey	100,000	—	100,000
Joseph Kester	80,000	—	80,000
All current executive officers as a group	1,605,000	241,378	1,846,378
All current directors who are not executive officers as a group	—	213,621	213,621
Each nominee for election as a director			—
Robert E. Allen	—	44,260	44,260
Glenda Flanagan	—	56,003	56,003
Thomas G. Hardy	—	56,679	56,679
Marvin E. Lesser	—	56,679	56,679
Each other person who received or is to receive 5% of such options or restricted stock	—	—	—
All other employees, including all current officers who are not executive officers, as a group	1,030,245	—	1,030,245

Because it is within the Compensation Committee’s discretion to determine which directors, employees and consultants receive awards under the 2006 Plan, and the types and amounts of those awards, it is not possible at present to specify all of the persons to whom awards will be granted in the future or the amounts and types of individual grants. However, in addition to the grants described in the table below, it is anticipated that, among others, all of our current executive officers, including our named executive officers, and some of our directors will receive awards under the 2006 Plan.

On February 25, 2010, the Compensation Committee authorized awards under the 2006 Plan of performance shares to certain executive officers of the Company. A description of the material terms and conditions of these awards and the number of performance shares awarded to the following named individuals and groups is set forth below:

	Number of Performance
	Shares (1)
Name and Principal Position	Low	High

Martin E. Hanaka Chairman of the Board of Directors and Chief Executive Officer	15,000	60,000

Sue E. Gove Executive Vice President, Chief Financial Officer and Chief Operating Officer	11,250	45,000

Steven Larkin Senior Vice President, Direct	7,500	30,000

Matt Corey Senior Vice President - Chief Marketing Officer	7,500	30,000

All current executive officers as a group	56,250	225,000

(1)	As further described below, the dollar value of these awards is not determinable at this time.

The number of performance shares that are earned by an executive officer will be based on the Company’s achievement of EBITDA targets for 2011. The maximum number of performance shares that may be earned by each executive officer is shown in the table set forth above. Following issuance of the Company’s 2011 audited financial statements, the number of performance shares that are earned (if any) will be automatically converted into an equal number of shares of common stock of the Company in the form of restricted stock under the Plan, provided that the holder continues to be employed by the Company on the date of such conversion (the “conversion date”). If the holder’s employment with the Company is terminated under any circumstances prior to the conversion date, all of his or her performance shares will be forfeited. One-third of the restricted stock will vest on each of the first, second and third anniversaries of the initial award date of the performance shares, subject to automatic forfeiture if the holder’s employment with the Company terminates under any circumstances prior to the vesting date. Upon a change of control of the Company (as such item is defined in the Plan) any outstanding performance shares will be converted to restricted stock as described above based on the Company’s 2011 EBITDA through the end of the month preceding the change of control date compared to a correspondingly pro-rated portion of the 2011 EBITDA targets, and any restricted stock received or held by an executive officer will be fully vested.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

REPORT OF THE AUDIT COMMITTEE

The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee operates under a written charter, a copy of which is available in the Investor Relations section of the Company’s website at www.golfsmith.com, under “Corporate Governance.”

The Audit Committee is comprised of Robert E. Allen, Glenda Flanagan and Marvin E. Lesser, each of whom was determined by the Board of Directors to be independent under the rules of the Nasdaq Global Market (“Nasdaq”) and the SEC and each of whom qualify as an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is an SEC disclosure requirement related to the Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on any member of the Audit Committee any duties, obligations or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board of Directors, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any member of the Audit Committee or the Board of Directors.

The primary focus of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit function. Management has the primary responsibility for preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with applicable accounting standards, and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards in the United States. Members of the Audit Committee are not auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.

In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP, the Company’s independent registered public accountants. Management represented to the Audit Committee that the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2011, were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. The Audit Committee’s discussions with the independent registered public accounting firm were held both with and without management present, and included the scope of their respective audits, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCOAB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from management and the Company, and approved the fees for audit services provided by Ernst & Young. During fiscal 2010 and 2009, the Company did not engage Ernst & Young to provide any prohibited non-audit services in light of the possible effect of the performance of such services on the auditor’s independence.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended January 1, 2011. The Audit Committee has selected the Company’s independent registered public accounting firm and has asked the stockholders to ratify the selection.

AUDIT COMMITTEE

Marvin E. Lesser, Chairman

Robert E. Allen

Glenda Flanagan

GOVERNANCE OF THE COMPANY

Our Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. In accordance with applicable Delaware law, the business of the Company is managed under the direction of its Board of Directors. Pursuant to the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), the Board of Directors is to consist of not fewer than five or more than thirteen directors. Our Board of Directors currently consists of ten directors. During 2010, the Board of Directors met five times (not including committee meetings). Each of our directors attended not fewer than seventy five percent of the aggregate of all meetings of the Board and meetings of the committees of the Board of which he or she was a member in 2010. The Company does not have a policy on attendance at the Annual Meeting; however, all of our directors attended the Annual Meeting in 2010.

THE BOARD’S LEADERSHIP STRUCTURE

The Board recognizes that one of its key responsibilities is to evaluate and determine its leadership structure. The Board believes that there is no single, generally accepted approach to providing Board leadership and that, given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board of Directors has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s stockholders at this time. We believe that our current leadership structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, and that it fosters effective communication between the Company’s management and the Board of Directors. Nevertheless, the Board believes that it is important to retain the organizational flexibility to determine whether the roles of the Chairman of the Board and Chief Executive Officer should be separated or combined in one individual.

RISK MANAGEMENT OVERSIGHT

The Board of Directors has responsibility for the oversight of the Company’s risk management policies and the key enterprise risks affecting the Company’s business. In fiscal year 2011 the Board intends to undertake a review of its approach to the evaluation and oversight of the Company’s risk management and will delegate responsibility to its Committees as it deems appropriate.

The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.

The Board of Directors receives the input of the Company’s executive officers in its assessment and analysis of the most likely areas of current and future risk for the Company.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics which applies to all directors, officers and employees. A copy of this code is available in the Investor Relations section of the Company’s website at www.golfsmith.com, under “Corporate Governance.” The information on the Company’s website is not incorporated by reference in this Proxy Statement. The Company will disclose any amendments to provisions of the Code of Business Conduct and Ethics by posting such amendments on its website. In addition, any such amendments, as well as any waivers will be disclosed in a report on a Form 8-K.

INDEPENDENCE OF DIRECTORS

The Company is a “controlled company” under the Nasdaq corporate governance rules. A “controlled company” is a company of which more than 50% of the voting power is held by an individual, group or another company. Based on the shares owned by Atlantic Equity Partners III L.P. (“Atlantic Equity Partners”) together with a voting rights and stockholders’ agreement among Atlantic Equity Partners, Carl Paul and Franklin Paul, Atlantic Equity Partners holds more than 50% of our voting power. Among other things, a controlled company exemption eliminates the requirements that (1) a majority of the Board of Directors consist of independent directors, and (2) the Company establish a Nominating Committee and a Compensation Committee that are composed entirely of independent directors. Also, a written charter addressing the purpose and responsibilities of the Compensation Committee is not required. The “controlled company” exemption does not modify the independence requirements for our Audit Committee. In addition, if the Company ceases to qualify as a “controlled company” in the future, the Board of Directors will be required to be composed of a majority of independent directors and the Compensation and Nominating Committees will be required to be composed entirely of independent directors within one year of the date that the Company ceases to be a “controlled company”.

The Board of Directors has determined that three of its ten members are independent directors in accordance with the requirements of Nasdaq. These requirements include a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the rules of Nasdaq, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the Board of Directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management. The Board of Directors has reviewed the independence of the current non-management directors under these standards and determined Mr. Allen, Ms. Flanagan and Mr. Lesser to be independent.

Mr. Hanaka, the Company’s Chairman and Chief Executive Officer, serves on the Company’s Board of Directors.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established a process to receive communications from stockholders. Stockholders who wish to communicate with the Board of Directors, or individual directors, may send correspondence to them in care of James A. Eliasberg, Secretary of the Company, 11000 North IH-35, Austin, Texas, 78753.

The Board of Directors has instructed the Secretary to review all communications so received and to determine whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. However, any director may at any time request the Secretary to forward any and all communications received by the Secretary but not forwarded to the directors pursuant to the foregoing standards.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has designated an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are appointed by the Board of Directors and serve one-year terms. Each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee operates under a written charter that is available on the Company’s web site: www.golfsmith.com.

Audit Committee

The Audit Committee currently consists of Mr. Allen, Ms. Flanagan and Mr. Lesser (Chairman). Each member of the Audit Committee is an independent director, as defined under Nasdaq rules.

All Audit Committee members must be financially literate, and at least one member must be an audit committee financial expert as such term is defined under the Sarbanes-Oxley Act of 2002 and Item 407(d) of Regulation S-K of the SEC. The Board of Directors has determined that Mr. Allen, Ms. Flanagan and Mr. Lesser each qualify as an “audit committee financial expert.” The Company’s Board of Directors has adopted a charter setting forth the responsibilities of the Audit Committee, which include:

•	retaining and terminating the Company’s independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing with management and the independent registered public accounting firm the Company’s interim and year-end operating results;

•	reviewing the adequacy of the Company’s internal controls and audit procedures; and

•	approving (or, as permitted, pre-approving) all audit and non-audit services to be performed by the independent registered public accounting firm.

During 2010, the Audit Committee met four times, and all directors serving on the Audit Committee at the relevant meetings attended not fewer than seventy five percent of the meetings. The responsibilities and activities of the Audit Committee are described in greater detail in “Report of the Audit Committee” and the Audit Committee charter, a copy of which is available in the Investor Relations section of the Company’s website at www.golfsmith.com, under “Corporate Governance.”

Compensation Committee

The Compensation Committee currently consists of Mr. Allen (Chairman), Mr. Buaron and Ms. Flanagan. The Company’s Board of Directors has adopted a charter setting forth the responsibilities of the Compensation Committee, which include:

•	determining the compensation of the Chief Executive Officer based on the achievement of corporate objectives;

•	reviewing and recommending approval of compensation of the Company’s executive officers;

•	administering the Company’s equity incentive plans; and

•	reviewing and making recommendations to the Company’s Board of Directors with respect to incentive compensation and equity plans.

During 2010, the Compensation Committee met three times and took no actions by written consent. Each committee member attended all of their Compensation Committee meetings during 2010. The Compensation Committee is governed by a written charter, a copy of which is available in the Investor Relations section of the Company’s website at www.golfsmith.com, under “Corporate Governance.”

Report of the Compensation Committee

Disclosure under this section is not required for a smaller reporting company.

Compensation Committee Interlocks and Insider Participation

Disclosure under this section is not required for a smaller reporting company.

Nominating Committee

The Nominating Committee currently consists of Mr. Buaron (Chairman), Mr. Hanaka and Mr. Grover.

The Company’s Board of Directors has adopted a charter setting forth the responsibilities of the Nominating Committee, which include:

•	developing and recommending criteria for selecting new directors and evaluating and recommending nominees to the Board of Directors;

•	supervising the selection and composition of committees for the Board of Directors;

•	evaluating the performance of the Board of Directors and of individual directors; and

•	identifying and recommending to the Board of Directors individuals qualified to become executive officers of the Company.

The Nominating Committee met twice in 2010 and is governed by a written charter, a copy of which is available in the Investor Relations section of the Company’s website at www.golfsmith.com, under “Corporate Governance.” Each committee member attended all of the Nominating Committee meetings during 2010.

DIRECTOR NOMINATION PROCESS

Directors may be nominated by the Board of Directors or by stockholders in accordance with the Company’s Amended and Restated Bylaws and consistent with the terms of the management rights agreement by and between the Company and Atlantic Equity Partners (the “Management Rights Agreement”), for so long as the Management Rights Agreement is in force. As a matter of course, the Nominating Committee reviews the qualifications of various persons to determine whether they represent good candidates for consideration for membership on the Board of Directors. The Nominating Committee is authorized to review all proposed nominees for the Board of Directors, including those proposed by stockholders. The Nominating Committee is authorized to evaluate candidates proposed by stockholders using the same criteria as for other candidates. This process includes a review of the candidate’s character, judgment, experience, independence, understanding of our business or related industries and such other factors as the Nominating Committee determines are relevant in light of the needs of the Board of Directors and the Company, including those discussed in the following paragraph. The Nominating Committee selects qualified candidates and reviews its recommendations with the Board of Directors, which then decides whether to invite a candidate to be a nominee for election to the Board of Directors. The Company does not currently pay a fee to any third party to identify or assist in identifying or evaluating potential nominees. The Management Rights Agreement allows Atlantic Equity Partners to designate, after the Company ceases to be a controlled company under the rules of Nasdaq, a certain number of directors for nomination to the Board of Directors until Atlantic Equity Partners’ ownership falls below 10%.

The Company does not have a formal diversity policy for Board of Director membership. The Board seeks directors who have backgrounds and experiences that will be valuable in the Board’s deliberations and decisions. The Nominating Committee considers, among other factors, individuals’ viewpoints, skills and experience in its evaluation of candidates for Board of Director membership. Such considerations are discussed by the Nominating Committee in connection with the general qualifications of each potential nominee.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating Committee and the Board of Directors consider, among other things, the information as summarized for each of the Directors set forth on pages 5 through 7.

Stockholder recommendations for director candidates may be submitted to the Secretary of the Company at 11000 N. IH-35, Austin, Texas, 78753, and such recommendations will be forwarded to the Nominating Committee. Such nominations must be made in accordance with the provisions of the Company’s Amended and Restated Bylaws, including the requirement that they are received by the Secretary of the Company not less than 90 days prior to any meeting of stockholders called for the election of directors.

EXECUTIVE OFFICERS

Certain information concerning the Company’s executive officers is set forth below:

Martin E. Hanaka, age 61. See “Proposals Submitted for Stockholder Vote – Proposal 1 – Election of Directors” for biographical information about Mr. Hanaka.

Sue E. Gove, age 52, joined the Company as Executive Vice President and Chief Operating Officer in September 2008 after acting as an independent consultant since April 2006, serving clients in specialty retail and private equity. She was additionally named Chief Financial Officer in March 2009. She has been a member of the Board of Directors of AutoZone, Inc. since 2005, serves on its audit committee and is Chairman of its nominating and governance committee. She was Executive Vice President and Chief Operating Officer of Zale Corporation from 2002 to March 2006 and a director of Zale Corporation from 2004 to 2006.

Steven Larkin, age 53, joined the Company in January 2010 as our Senior Vice President of Direct to Consumer. From 2006-2009, Mr. Larkin was Executive Vice President and Chief Marketing and E-Commerce Officer at Zale Corporation,. Previous positions held include Vice President of Merchandising at Federated/Macy’s department stores, Fingerhut Corporation and ShopNBC. Mr. Larkin has over 30 years of experience in multi-channel retail.

Matt Corey, age 44, is Golfsmith’s Senior Vice President - Chief Marketing Officer responsible for all multi-channel marketing, visual merchandising and business development strategies. He joined the Company in November 2004 as Vice President of Marketing. Prior to joining the Company, Mr. Corey served as Vice President—Marketing and E-Commerce for The Bombay Company from April 2002 until November 2004.

Eli Getson, age 40, joined the Company in June, 2010 as Senior Vice President and Chief Merchandising Officer responsible for all merchandising, buying, and inventory management strategies. Prior to joining the Company, Mr. Getson served as a Category Manager for Cabelas from January 2010 to June 2010, Vice President of Private Brands for The Bonton Stores Inc. from May 2006 to October 2009, and Senior Vice President of Design and Merchandising for Perry Ellis International from May 2003 to November 2005.

Joseph J. Kester, age 47, has served as the Company’s Senior Vice President of Store Operations since January 2010. Prior to this, Mr. Kester was Vice President of Field Operations from 2006 to 2010. Prior to that, Mr. Kester served as our Regional Manager for the Midwest Region of the Company from September 2003 to October 2006.

COMPENSATION DISCUSSION AND ANALYSIS

As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes the total compensation paid to or earned by our Named Executive Officers (“NEOs”) in fiscal 2010 and 2009.

Name and Principal Position	Year	Salary	Bonus (2)	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total

Martin E. Hanaka	2010	$696,539	$—	$223,000	$—	$—	$4,530	$924,068
Chairman of the Board of Directors and Chief Executive Officer	2009	600,000	150,000	—	—	93,239	152,225	995,464

Sue E. Gove	2010	513,000	—	133,800	—	—	2,045	648,845
Executive Vice President, Chief Financial Officer and Chief Operating Officer	2009	444,296	50,000	—	73,030	52,448	53,472	673,246

Steven Larkin (1)	2010	220,615	—	—	30,000	—	850	251,465
Senior Vice President, Direct	2009	—	—	—	—	—	—	—

(1)	Mr. Larkin joined the Company in January of 2010 and was appointed Senior Vice President of Direct on February 24, 2010.
(2)	The amount shown in this column for Mr. Hanaka represents a one-time bonus of $150,000 to cover the cost of relocation. The amount shown in this column for Ms. Gove represents a one-time bonus of $50,000 pursuant to the terms of her employment agreement dated September 29, 2008.
(3)	The amounts set forth next to each award represent the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). For discussion of the assumptions used in these valuations, see Note 8 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2011. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect our accounting expense and do not correspond to the actual value that will be realized by the NEO’s.
(4)	The amounts shown in this column represent amounts earned and paid 2009 based on the performance of the Company under the 2009 Bonus Plan.
(5)	Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to the Company. The amounts shown in this column for 2010 represent executive life insurance paid by the Company on behalf of the NEO’s. The amounts shown in this column for 2009 represent $148,994 and $50,241 paid to Mr. Hanaka and Ms. Gove, respectively, as reimbursement for temporary residence and travel expenses to Austin, Texas pursuant to their respective employment agreements and $6,462 in executive life insurance paid by the Company on behalf of Mr. Hanaka and Ms. Gove during the year ended January 2, 2010.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Material Terms of Employment Agreements

Mr. Hanaka

On June 13, 2008, the Company appointed Martin E. Hanaka to the position of Chairman and Chief Executive Officer. Mr. Hanaka had been the Company’s interim Chief Executive Officer since January 9, 2008 and had been with the Company since April 2007, serving as a director and Chairman of the Board.

Mr. Hanaka’s original employment agreement was entered into on June 13, 2008 and was amended and restated as of December 28, 2009. Subject to earlier termination, the employment agreement extends until July 1, 2013, with automatic successive one-year extensions unless terminated by either party. As provided in the employment agreement, Mr. Hanaka will receive (i) a minimum base salary of $700,000 per year; (ii) the potential to earn an annual bonus of up to 75 percent of his then-current base salary based on the Company’s attainment of financial targets as are established by the Company’s Board of Directors; (iii) the grant of a stock option to purchase 1,000,000 shares of common stock of the Company at an exercise price of $2.33 per share (which was the closing price of the common stock on the date of the employment agreement) vesting in five equal annual installments; (iv) payment of or reimbursement for reasonable residential rental and living expenses incurred for Mr. Hanaka’s residence in the Austin, Texas metropolitan area and reasonable airfare incurred for business purposes and commuting up to once per week between Austin, Texas and his primary residence in Fort Lauderdale, Florida until February 28, 2010; and (v) other benefits, such as participation in the 401(k) retirement savings plan, health and disability insurance, as well as four weeks paid vacation, reimbursement of business expenses and indemnification and liability insurance on the same basis as other officers of the Company.

The employment agreement further provides that, if, prior to a “change of control,” the Company’s Board of Directors terminates Mr. Hanaka’s employment without “cause” or cancels an automatic extension of his employment term, or Mr. Hanaka resigns for “good reason”, as those terms are defined in the employment agreement, Mr. Hanaka will be entitled to receive (i) a prorated bonus for the fiscal year in which his employment terminates, and (ii) severance payments totaling 200 percent of an amount equal to his then-current base salary, payable in equal installments in accordance with customary payroll procedures during a two-year period, commencing within 60 days following the date his employment is terminated. The employment agreement further provides that, if, on or after a change of control, the Company’s Board of Directors terminates Mr. Hanaka’s employment without cause or cancels an automatic extension of his employment term, or Mr. Hanaka resigns under any circumstances, Mr. Hanaka will be entitled to receive (i) a prorated bonus for the fiscal year in which his employment terminates, and (ii) severance payments totaling 200 percent of an amount equal to the sum of his then-current base salary plus his then-current maximum annual bonus payable in equal installments in accordance with customary payroll procedures during a two-year period, commencing within 60 days following the date his employment is terminated. In each such case, Mr. Hanaka is entitled to Company-paid health care continuation coverage premiums for himself and his dependents for two years following such termination of employment. In the case of a change of control event, all of his stock options shall become fully exercisable. In the event of death or disability, Mr. Hanaka (or his beneficiary) will be entitled to receive a prorated annual bonus for the fiscal year in which his employment is terminated and Company-paid health care continuation coverage premiums for Mr. Hanaka and his dependents for one year following such termination of employment. To receive these severance and post-termination benefits, Mr. Hanaka or his legal representative is required to execute a general release of claims against the Company and its affiliates. In addition, in the event of Mr. Hanaka’s death prior to all of his stock options becoming fully exercisable, in addition to any stock options that are otherwise exercisable, options to purchase 200,000 of the common stock will become exercisable.

Mr. Hanaka’s employment agreement also contains restrictive covenants which generally prohibit Mr. Hanaka from (a) disclosing the Company’s trade secrets and confidential information, or (b) during his employment term and for the two-year period following termination of employment (1) soliciting on behalf of a competing business the Company’s customers, (2) soliciting the Company’s employees or (3) engaging in any competing business.

Ms. Gove

Ms. Gove’s original employment agreement was entered into on September 29, 2008 and was amended and restated as of December 28, 2009. The agreement extends for three years from September 29, 2008, with automatic successive one-year extensions unless terminated by either party. As provided in the employment agreement, Ms. Gove will receive (i) a minimum base salary of $400,000 per year; (ii) the potential to earn an annual bonus of up to 75 percent of her then-current base salary based on the Company’s attainment of such financial targets as are established by the Board of Directors of the Company; (iii) the grant of a stock option to purchase 200,000 shares of common stock of the Company at an exercise price of $2.50 (which was the closing price of the common stock on the date of the employment agreement) vesting in five equal annual installments; (iv) payment of or reimbursement for reasonable residential rental and living expenses incurred for Ms. Gove’s temporary residence in the Austin, Texas metropolitan area and reasonable airfare incurred for business purposes and commuting up to once per week between Austin, Texas and her primary residence in Dallas, Texas for up to one year until her relocation to the Austin area; and (v) other benefits, such as participation in the 401(k) retirement savings plan, health and disability insurance, as well as four weeks paid vacation, reimbursement of business expenses and indemnification and liability insurance on the same basis as other officers of the Company. Pursuant to the agreement, on May 15, 2009, Ms. Gove received: (vi) an increase of $50,000 to annual base salary for a total of $450,000 per year; (vii) a $50,000 retention bonus as defined in the employment agreement; and (viii) a grant of a stock option to purchase 100,000 shares of common stock of the Company at an exercise price equal to the closing price of the Company’s stock on that date.

The employment agreement further provides that, if, prior to a “change of control,” the Company’s Board of Directors terminates Ms. Gove’s employment without “cause” or cancels an automatic extension of her employment term, or Ms. Gove resigns for “good reason”, as those terms are defined in the employment agreement, Ms. Gove will be entitled to receive (i) her earned but unpaid base salary and earned but unpaid annual bonus for any completed fiscal year; (ii) her prorated annual bonus for the fiscal year in which her employment is terminated; and (iii) severance payments totaling 200 percent of an amount equal to her then-current base salary, depending on the date of termination, payable in equal installments in accordance with customary payroll procedures during a 24-month period commencing no later than 60 days following the date her employment is terminated, or until she accepts other employment, whichever is sooner. If, on or following the occurrence of a “change of control,” the Company’s Board of Directors terminates Ms. Gove’s employment without “cause” or cancels an automatic extension of her employment term, or Ms. Gove resigns for “good reason,” Ms. Gove will be entitled to receive (i) her earned but unpaid base salary and earned but unpaid annual bonus for any completed fiscal year; (ii) her prorated annual bonus for the fiscal year in which her employment is terminated; and (iii) an amount equal to 200 percent of her then current total annual base salary, payable in equal installments in accordance with customary payroll procedures during a 24-month period, commencing no later than 60 days following the date her employment is terminated, or until she accepts other employment, whichever is sooner. In each such case Ms. Gove is entitled to Company-paid health care continuation coverage premiums for herself and her dependents for up to two years following such termination of employment, depending on the date of termination, or until she accepts other employment, whichever is sooner. If Ms. Gove’s employment is terminated following a “change of control,” all of her stock options shall become fully exercisable. In the event of death or disability, Ms. Gove (or her beneficiary) will be entitled to receive a prorated annual bonus for the fiscal year in which her employment is terminated and Company-paid health care continuation coverage premiums for Ms. Gove and her dependents for one year following such termination of employment. To receive these severance and post-termination benefits, Ms. Gove or her legal representative is required to execute a general release of claims against the Company and its affiliates.

Ms. Gove’s employment agreement also contains restrictive covenants which generally prohibit Ms. Gove from (i) disclosing the Company’s trade secrets and confidential information; or (ii) during her employment term and for the two-year period following termination of employment (a) soliciting on behalf of a competing business the Company’s customers, (b) soliciting the Company’s employees or (c) engaging in any competing business.

Mr. Larkin

On January 19, 2010, Mr. Larkin entered into a Confidentiality, Intellectual Property and Non-Compete Agreement (the “Non-Compete Agreement”) with the Company. As consideration for the promises set forth in the Non-Compete Agreement, upon termination of Mr. Larkin’s employment without cause, he will be entitled to receive his annual base salary in effect upon termination in equal installments in accordance with customary payroll procedures during a 24-month period following the termination of his employment.

Material Terms of Grants and Awards

2002 Incentive Stock Plan

In 2002, we adopted our 2002 Incentive Stock Plan (the “2002 Plan”). Under the 2002 Plan, certain employees, members of our Board of Directors and third-party consultants may be granted options to purchase shares of our common stock, stock appreciation rights (“SARs”) and restricted stock grants. Options are exercisable and vest in accordance with each option agreement. Following the adoption of our 2006 Plan, we have not and do not intend to grant any more options under our 2002 Plan, although options previously granted under the 2002 Plan will remain outstanding and subject to its terms.

Options, stock grants and SARs granted under the 2002 Plan will accelerate and become fully vested in the event we are acquired or merge with another company. In addition, our Board of Directors may, upon a change in control, cancel the options, stock grants or SARs, but only after providing the optionees or grantees with a reasonable period to exercise his or her options or SARs or take appropriate action to receive stock subject to any stock grants. Under the 2002 Plan, our Board of Directors will not be permitted, without the adversely affected optionee’s or grantee’s prior written consent, to amend, modify or terminate our stock plan if the amendment, modification or termination would impair the rights of optionees or grantees. The plan will terminate in 2012 unless terminated earlier by our Board of Directors.

2006 Incentive Compensation Plan

The Board of Directors adopted the 2006 Plan effective June 16, 2006. Under the 2006 Plan, we may issue or grant up to 1,800,000 options to purchase shares of our common stock, SARs and restricted stock grants or performance units to employees, members of our Board of Directors and third-party consultants. Pursuant to the First Amendment to the 2006 Plan adopted by the Company’s Board of Directors on May 5, 2009 (the “First Amendment”), the number of shares of common stock that may be issued under the 2006 Plan increased from 1,800,000 to 3,300,000. We are seeking stockholder approval in this Proxy Statement to increase the number of options to purchase shares of our common stock, SARs and restricted stock grants or performance units to employees, members of our Board of Directors and third-party consultants by 600,000. The exercise price of options granted is equal the common stock share price on the date granted.

The Compensation Committee administers the 2006 Plan and may provide for the payment of dividend equivalents with respect to shares of common stock subject to certain types of awards. The Board of Directors may, subject to any legal limitations, exercise any powers or duties of the Compensation Committee concerning the 2006 Plan. The Compensation Committee will select eligible employees, directors and/or consultants of us and our subsidiaries or affiliates to receive options or other awards under the 2006 Plan and will determine the number of shares of common stock covered by those options or other awards, the terms under which options or other awards may be exercised. The Compensation Committee is authorized to interpret the 2006 Plan and awards and to accelerate the vesting or exercisability of awards subject to the limitations of the 2006 Plan. Holders of options, SARs, unvested restricted stock and other awards may not transfer those awards, unless they die or, except in the case of incentive stock options, the Compensation Committee determines otherwise.

If we undergo a change of control, the Compensation Committee may adjust outstanding awards by substituting stock or other securities of any successor or another party to the change of control transaction, or cash out outstanding options, SARs and other awards, in any such case, generally based on the consideration received by our stockholders in the transaction.

Subject to particular limitations specified in the 2006 Plan, the Board of Directors may amend or terminate the 2006 Plan, and the Compensation Committee may amend awards outstanding under the 2006 Plan. The 2006 Plan will continue in effect until all shares of the common stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Board of Directors.

2010 Restricted Stock Unit Grants

On May 7, 2010, the Company’s Compensation Committee and Board of Directors approved grants of 30,000 and 50,000 restricted stock units (“RSU’s) to Ms. Gove and Mr. Hanaka, respectively. Each RSU represents the equivalent of one share of the Company’s common stock, vests on the third anniversary of the grant date. On the vesting date, the Compensation Committee may, at its sole discretion, elect to deliver cash in lieu of the RSU shares in an amount equal to the fair market value of the issuable shares.

Annual 2010 Bonus Plan

We believe the payment of cash bonuses provides meaningful incentives, rewards performance that benefits our business and is consistent with creation of stockholder value. Our annual bonuses are designed to be earned and paid to our NEOs at the discretion of our Compensation Committee. Any potential annual bonuses are based upon achievement of earnings before interest, taxes, depreciation and amortization (EBITDA) targets. The Company’s Compensation Committee may exercise full discretion to award or withhold any and all annual bonus compensation without regard to attainment or non-attainment of relevant performance goals.

On November 11, 2009, the Compensation Committee approved a cash bonus plan for our employees, including our NEOs, for fiscal 2010 (the “2010 Bonus Plan”). The 2010 Bonus Plan was intended to assist us in attracting, retaining and motivating executive officers and key employees, and to reward them for assisting in achievement of our operational and strategic goals during fiscal 2010. The 2010 Bonus Plan was adopted to provide an outcome-based annual cash incentive to executive officers and key employees. Payments under the 2010 Bonus Plan, if any, were contingent upon our achievement of certain corporate objectives, as well as the employee’s continued employment with us on the date of payment.

Under the 2010 Bonus Plan, bonuses were tied to the achievement of specific earnings targets based on earnings before interest, tax, depreciation and amortization (“EBITDA”). The Company did not achieve the EBITDA target for fiscal 2010 overall. None of the executive officers of the Company will be eligible to receive a cash bonus for 2010.

The Compensation Committee retains full discretion in any given fiscal year to grant additional bonuses and may decide to award or withhold an award for an individual based upon overall Company performance or upon such individuals’ personal performance during the year.

OUTSTANDING EQUITY AWARDS

The following table sets forth information concerning outstanding equity awards as of February 28, 2011, for each named executive officer:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)

Mr. Hanaka	400,000	600,000	$2.32	06/13/18	(4)	50,000	$205,000

Ms. Gove	80,000	120,000	2.50	09/29/18	(5)	30,000	123,000
	20,000	80,000	1.13	05/05/19	(6)	—	—
	—	30,000	4.16	02/25/21	(7)	—	—

Mr. Larkin	6,000	24,000	2.74	01/25/20	(8)	—	—
	—	25,000	4.16	02/25/21	(7)	—	—

(1)	The amounts set forth in this column reflect the number of shares underlying time-based options that are vested that were granted under the 2002 and 2006 Plans.
(2)	The amounts set forth in this column reflect the number of shares underlying time-based options that are not vested that were granted under the 2002 and 2006 Plans.
(3)	The amounts set forth in this column reflect restricted stock unit grants to Ms. Gove and Mr. Hanaka, respectively approved by the Company’s Compensation Committee and Board of Directors on May 7, 2010. Represents the product of the closing market price of the Company’s common stock of $4.10 as of February 28, 2011, multiplied by the number of shares of common stock subject to the award. See “2010 Restricted Stock Unit Grants” for additional information regarding the grants, including the vesting schedules.
(4)	Granted on June 13, 2008 vest and become exercisable in equal installments on each anniversary of the grant date over five years.
(5)	Granted on September 29, 2008 vest and become exercisable in equal installments on each anniversary of the grant date over five years.
(6)	Granted on May 5, 2009 vest and become exercisable in equal installments on each anniversary of the grant date over five years.
(7)	Granted on February 25, 2011 vest and become exercisable in equal installments on each anniversary of the grant date over five years.
(8)	Granted on January 25, 2010 vest and become exercisable in equal installments on each anniversary of the grant date over five years.

DIRECTOR COMPENSATION

The following table summarizes compensation paid to non-employee directors during 2010.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Robert E. Allen	$77,385	$66,900	$144,285
Robert Buaron	—	—	—
Thomas Berglund	—	—	—
Glenda Flanagan	69,385	66,900	136,285
James Grover	—	—	—
Thomas Hardy	66,385	66,900	133,285
Marvin E. Lesser	85,385	66,900	152,285
James Long	—	—	—
Emilio S. Pedroni	—	—	—

(1)	Represents annual retainer, board meeting attendance fees and other fees paid pursuant to the Non-Employee Director Compensation Plan.
(2)	Represents deferred stock units (“DSUs”) granted in fiscal 2010 under the Non-Employee Director Compensation Plan. Amounts shown do not reflect compensation actually received by the directors, but represent the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). For discussion of the assumptions used in these valuations, see Note 8 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2010.

Non-Employee Director Compensation Plan

In August 2006, the Company adopted the Non-Employee Director Compensation Plan (the “Director Compensation Plan”) under which it compensates directors that are not employees of the Company or First Atlantic Capital, Ltd. In addition to cash compensation, the Non-Employee Director Compensation Plan authorizes an annual grant of deferred stock units (“DSUs”) to members of our Board of Directors. Each DSU represents the equivalent of one share of the Company’s common stock, vests immediately on the date of grant and is exercisable upon a director’s completion of Board service. DSUs granted are issuable and included in the total number of shares reserved for issuance under the 2006 Plan. Directors who are employees of either the Company or First Atlantic Capital, Ltd. may be reimbursed for their business related expenses, but are not otherwise compensated for service as directors. On May 4, 2010, the Company’s Board of Directors approved an amendment to the Non-Employee Director Compensation Plan providing changes in the annual retainer and annual grant of DSU’s.

Effective May 4, 2010, the Director Compensation Plan also provides a $48,000 annual retainer for each non-employee director, as well as an annual retainer of $15,000 for the chair of the Audit Committee, and $5,000 annual retainers for the non-employee chairs of other standing committees. Directors are paid a fee of $1,500 for each board meeting or equivalent time for director-related special services performed outside of board or committee meetings as approved by the Chairman of the Board of Directors, and $1,000 for each committee meeting that they attend. Additionally, directors are reimbursed for any out-of-pocket expenses incurred in connection with attending meetings and other activities. The Director Compensation Plan also authorizes an annual grant of 15,000 DSUs to be issued to directors following the Company’s Annual Meeting each year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as February 28, 2011, certain information known to the Company regarding the beneficial ownership of its common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors, (iii) each of our chief executive officer, chief financial officer and three most highly compensated executive officers other than our chief executive officer and chief financial officer and (iv) all of our executive officers and directors as a group. Each beneficial owner has sole voting and investment power of the shares, except as noted.

Name (1)		Common Shares Owned		Vested Common Share Rights		Total Common Share Rights	Percent of Class Owned
Directors and Executive Officers
Robert E. Allen		60,000		44,260	(9)	104,260	*
Thomas Berglund	(2)	1,500		—		1,500	*
Roberto Buaron	(2)	9,468,558	(6)	—		9,468,558	54.0%
Matt Corey		15,322		—		15,322	*
Glenda Flanagan		—		56,003	(9)	56,003	*
Eli Getson		—		—		—	*
Sue E. Gove		68,733		100,000		168,733	*
James Grover	(2)	2,000		—		2,000	*
Martin Hanaka		137,194		561,378	(10)	698,572	4.0%
Thomas G. Hardy		3,325		56,679	(9)	60,004	*
Joseph Kester		—		16,000		16,000	*
Steve Larkin		—		6,000		6,000	*
Marvin E. Lesser		3,500		56,679	(9)	60,179	*
James Long	(2)	39,500		—		39,500	*
Emilio Pedroni		—		—		—	*
All Directors & Officers as a Group (15 persons)		9,799,832		1,066,731		10,866,563

5% Holders
Atlantic Equity Partners III, L.P.	(2)	9,468,558	(8)	—		9,468,558	54.0%
Austin W. Marxe and David M. Greenhouse	(3)	1,826,917		—		1,826,917	10.4%
NWQ Investment Management Company, LLC	(4)	955,927		—		955,927	5.5%
Paradigm Capital Management, Inc.	(5)	1,101,166		—		1,101,166	6.3%
Carl Paul		1,523,140	(7)	—		1,523,140	8.7%
Franklin Paul		1,523,140	(7)	—		1,523,140	8.7%

*	Represents less than 1%.
1)	Unless otherwise indicated in the footnotes, the address for the beneficial owners named above is 11000 North I-H 35, Austin, Texas 78753.
2)	The address for these beneficial owners is c/o First Atlantic Capital, Ltd., 135 East 57th Street, New York, NY 10022.
3)	The address for these beneficial owners is 40 East 52nd Street, New York, NY 10022.
4)	The address for these beneficial owners is 75 State Street, Boston, Massachusetts, 02109.
5)	The address for these beneficial owners is Nine Elk Street, Albany, New York, 12207.

6)	Includes 7,934,418 shares owned by Atlantic Equity Partners III, L.P. (“AEP III”). AEP III commenced activities on September 28, 1999 with a ten-year term subject to extension for three additional one-year periods with the approval of the AEP III’s board of advisors to enable its orderly dissolution. The term of AEP III has been extended for two years until September 28, 2011 and may be further extended for one additional year. These shares may be deemed to be beneficially owned by Mr. Buaron because Mr. Buaron is the sole member of Buaron Capital Corporation III, LLC, which is the managing member of Atlantic Equity Associates III, LLC. Atlantic Equity Associates III, LLC is the sole general partner of Atlantic Equity Associates III, L.P., which is the sole general partner of AEP III and, as such, exercises voting and investment power over shares of capital stock owned by AEP III, including shares of our common stock. Mr. Buaron, as the sole member of Buaron Capital Corporation III, LLC has voting and investment power over, and may be deemed to beneficially own, the shares of our common stock owned by AEP III. Also includes 1,523,140 shares owned by Carl and Franklin Paul, which may be deemed to be beneficially owned by AEP III by virtue of the stockholders agreement described under “Independence of Directors” in this Proxy Statement and in footnote (8) below Mr. Buaron disclaims beneficial ownership of the shares owned by Carl and Franklin Paul and, except to the extent of his pecuniary interest therein, the shares held by AEP III. Also includes 11,000 shares of common stock that Mr. Buaron directly holds.
7)	Consists of 992,206 shares owned by Carl Paul and 530,934 shares owned by Franklin Paul. Does not include 7,934,413 shares owned by AEP III that are subject to the stockholders agreement described under “Independence of Directors” in this Proxy Statement and in footnote (8) below.
8)	Consists of 7,934,418 shares owned by AEP III Includes 1,523,140 shares owned by Carl and Franklin Paul that are subject to a stockholders agreement pursuant to which Carl and Franklin Paul have agreed to vote such shares in favor of nominees to our Board of Directors proposed by AEP III. As a result of this arrangement, AEP III may be deemed to be the beneficial owner of the shares held by Carl and Franklin Paul. AEP III disclaims beneficial ownership of these shares except to the extent of its pecuniary interest therein. As described in footnote 6 above, Roberto Buaron, one of our directors, may be deemed to have voting and investment power over shares of our common stock owned by AEP III.
9)	Represents Deferred Stock Units granted under the Non-Employee Director Compensation Plan that are fully vested, but are exercisable only upon completion of Board service.
10)	Mr. Hanaka’s vested common share rights include 400,000 employee stock options granted under the 2006 Plan and 161,378 Deferred Stock Units granted under the Non-Employee Director Compensation Plan that are fully vested, but are exercisable only upon completion of Board service. Also includes 137,194 shares of common stock that Mr. Hanaka directly holds.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2010, there were no transactions to be disclosed in which the Company was a participant and the amount involved exceeded $120,000 and in which any related person, including our executives and directors, had or will have a direct or indirect material interest.

Management Consulting Agreement

In connection with our acquisition by Atlantic Equity Partners in October 2002, we entered into a management consulting agreement with First Atlantic Capital, pursuant to which First Atlantic Capital agreed to advise us on management matters. We terminated the management consulting agreement upon the closing of our initial public offering in June 2006, but retained an obligation to reimburse First Atlantic Capital for expenses incurred in connection with meetings between representatives of First Atlantic Capital and us in connection with First Atlantic Capital’s investment in us for so long as First Atlantic Capital holds at least 20% of our outstanding shares of common stock, but will not otherwise pay any fees under the Agreement. We reimbursed First Atlantic Capital in 2010 for expenses incurred in the amount of $42,970.

Management Rights Agreement

Effective June 2006, we entered into a management rights agreement with Atlantic Equity Partners. Pursuant to the management rights agreement, in the event that we are not, or we cease to be, a “controlled company” because Atlantic Equity Partners does not beneficially own, on its own or as part of a group, more than 50% of our outstanding common stock, and we are required by Nasdaq regulations to have a majority of independent directors on our Board of Directors, to the extent necessary, the Board of Directors will simultaneously be reduced or increased, as the case may be, in size to nine directors. This reduction or increase would be effective immediately following the first annual or special meeting of our stockholders at which directors are to be elected (a “Director Election”) or effective immediately upon board action by written consent. The Board of Directors shall remain at this size until the first Director Election after the date on which Atlantic Equity Partners holds less than 15% of our outstanding common stock.

For so long as Atlantic Equity Partners continues to hold 25% or more of our outstanding common stock, it shall retain the right to designate three nominees for election to our Board of Directors, subject to compliance with Nasdaq regulations. If Atlantic Equity Partners continues to hold (1) less than 25% but at least 15% of our outstanding common stock, it will retain the right to designate two director nominees, and (2) less than 15% but at least 10% of our outstanding common stock, it will retain the right to designate one director nominee, and in each case, Atlantic Equity Partners will cause such number of directors nominated by Atlantic Equity Partners to resign as would be necessary to make the number of remaining directors correspond with Atlantic Equity Partners’ designation rights unless our Board of Directors decides that any such directors should continue to serve on our Board of Directors. Once Atlantic Equity Partners holds less than 10% of our outstanding common stock, it shall have no right to designate directors. Pursuant to the management rights agreement, for so long as Atlantic Equity Partners owns any shares of our common stock, Atlantic Equity Partners shall have the right to nominate a non-voting observer to attend board or committee meetings of us and our subsidiaries, subject to such observer signing a confidentiality undertaking with us.

To the extent permitted by applicable law, Atlantic Equity Partners will have the right to nominate one or more directors for membership of participate any committee of our Board of Directors, or the Board of Directors or any committee of the Board of Directors of any of our subsidiaries, with the number of directors Atlantic Equity Partners is entitled to nominate at least equal to the proportion of directors nominated by Atlantic Equity Partners to our Board of Directors at that time. Because the audit committee must be composed entirely of independent directors as defined by the SEC and Nasdaq, no director who does not meet those requirements can be nominated by Atlantic Equity Partners for membership of that committee.

Indemnification Agreements and Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers and have purchased directors’ and officers’ liability insurance appropriate for a public company. The indemnification agreements and our amended certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than ten percent of the Company’s common stock (“Section 16 Persons”) to file reports of ownership and changes in ownership in the Company’s common stock with the SEC and Nasdaq. Based on the Company’s records and other information, the Company believes that all Section 16(a) filing requirements for the Section 16 Persons, except for Mr. Kester, have been complied with for the fiscal year ended January 1, 2011. An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed upon Mr. Kester when he became an executive officer of the Company on August 1, 2010.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who intends to present a proposal at the annual meeting in the year 2012 (the “2012 Annual Meeting”) must deliver the proposal to the Secretary at 11000 N. IH-35, Austin, Texas 78753:

Stockholder proposals intended for inclusion in the Proxy Statement for our next regularly scheduled annual meeting in 2012 must be received by us no later than November 17, 2011. Any stockholder proposal must comply with Rule 14a-8 (of Regulation 14A of the Securities and Exchange Commission) promulgated under the Securities Exchange Act of 1934, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Under our Amended and Restated Bylaws, stockholder proposals not intended for inclusion in the proxy statement, but intended to be raised at our regularly scheduled annual meeting of stockholders in 2012, including nominations for election of directors other than the Board’s nominees, must be received no earlier than December 29, 2011 nor later than January 30, 2012 and must comply with the procedures outlined in our Amended and Restated Bylaws.

The Company is not required to include in its Proxy Statement and form of proxy a stockholder proposal that fails to meet the requirements for stockholders set forth in its Amended and Restated Bylaws and/or established by the regulations of the SEC.

OTHER BUSINESS

As of the date of this Proxy Statement, we do not know of any other matters that may be presented for action at the 2011 Annual Meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.

James A. Eliasberg

Vice President, General Counsel and Secretary

March 11, 2011

* * *

Whether or not you plan to attend the 2011 Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope or follow the alternate voting procedures described on the proxy.

APPENDIX A

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

2006 Incentive Compensation Plan

APPENDIX A

(i)

APPENDIX A

(ii)

APPENDIX A

(iii)

APPENDIX A

		Page

8.7.	Voting Rights	21
8.8.	Dividends and Other Distributions	21
8.9.	Termination of Employment or Service	21
8.10.	Compliance With Section 409A	21

ARTICLE IX.

PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

9.1.	Grant of Performance Units, Performance Shares and Cash-Based Awards	22
9.2.	Value of Performance Units, Performance Shares and Cash-Based Awards	22
9.3.	Earning of Performance Units, Performance Shares and Cash-Based Awards	22
9.4.	Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards	22
9.5.	Rights as a Shareholder	23
9.6.	Termination of Employment or Service	23
9.7.	Compliance With Section 409A	23

ARTICLE X.

OTHER STOCK-BASED AWARDS

10.1.	Other Stock-Based Awards	23
10.2.	Value of Other Stock-Based Awards	23
10.3.	Payment of Other Stock-Based Awards	24
10.4.	Termination of Employment or Service	24
10.5.	Compliance With Section 409A	24

ARTICLE XI.

DIVIDEND EQUIVALENTS

11.1.	Dividend Equivalents	24

ARTICLE XII.

TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

12.1.	Transferability of Incentive Stock Options	25
12.2.	All Other Awards	25
12.3.	Beneficiary Designation	25

(iv)

APPENDIX A

		Page

ARTICLE XIII.

RIGHTS OF PARTICIPANTS

13.1.	Rights or Claims	26
13.2.	Adoption of the Plan	26
13.3.	Vesting	27
13.4.	No Effects on Benefits	27
13.5.	One or More Types of Awards	27

ARTICLE XIV.

CHANGE OF CONTROL

14.1.	Treatment of Outstanding Awards	27
14.2.	No Implied Rights; Other Limitations	30
14.3.	Termination, Amendment, and Modifications of Change of Control Provisions	31
14.4.	Compliance with Section 409A	31

ARTICLE XV.

AMENDMENT, MODIFICATION, AND TERMINATION

15.1.	Amendment, Modification, and Termination	31
15.2.	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events	32

ARTICLE XVI.

TAX WITHHOLDING AND OTHER TAX MATTERS

16.1.	Tax Withholding	32
16.2.	Withholding or Tendering Shares	33
16.3.	Restrictions	33
16.4.	Special ISO Obligations	33
16.5.	Section 83(b) Election	33
16.6.	No Guarantee of Favorable Tax Treatment	34
16.7.	Compliance with Section 409A	34

ARTICLE XVII.

LIMITS OF LIABILITY; INDEMNIFICATION

17.1.	Limits of Liability	34
17.2.	Indemnification	35

(v)

APPENDIX A

(vi)

APPENDIX A

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

2006 INCENTIVE COMPENSATION PLAN

Golfsmith International Holdings, Inc., a Delaware corporation (the “Company”), has adopted the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan (the “Plan”) for the benefit of non-employee directors of the Company, officers and eligible employees and consultants of the Company and any Subsidiaries and Affiliates (as each term defined below), as follows:

ARTICLE I.

ESTABLISHMENT; PURPOSES; AND DURATION

1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as the “Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan”, as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards. The Plan was adopted by the Board of Directors (as defined below) on             , 2006. The Plan shall become effective immediately prior to the effective date of the initial public offering of the Shares pursuant to a registration statement under the Securities Act (the “Effective Date”), provided that the Plan is approved by the holders of a majority of the outstanding Shares which are present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The effectiveness of any Awards granted prior to such shareholder approval shall be specifically subject to and conditioned upon, and no Award shall be vested or exercisable until, such shareholder approval. If the Plan is not so approved by the Company’s shareholders or the Company’s initial public offering of Shares does not occur prior to December 31, 2006, the Plan shall not become effective, and shall terminate immediately, and any Awards previously granted shall thereupon be automatically canceled and deemed to have been null and void ab initio. The Plan shall remain in effect as provided in Section 1.3.

1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, employees and consultants of the Company, Subsidiaries and Affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and the Subsidiaries and Affiliates, in order to strengthen their commitment to the Company and the Subsidiaries and Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, employees and consultants with the interests of the shareholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

APPENDIX A

ARTICLE II.

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. “Affiliate” means any entity other than the Company and any Subsidiary that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee; provided, however, that, notwithstanding any other provisions of the Plan to the contrary, for purposes of NQSOs and SARs, if an individual who otherwise qualifies as an Employee or Non-Employee Director provides services to such an entity and not to the Company or a Subsidiary, such entity may only be designated an Affiliate if the Company qualifies as a “service recipient,” within the meaning of Code Section 409A, with respect to such individual; provided further that such definition of “service recipient” shall be determined by (a) applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Treasury Regulations Section 1.414(c)-2, and (b) where the use of Shares with respect to the grant of an Option or SAR to such an individual is based upon legitimate business criteria, by applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Treasury Regulations Section 1.414(c)-2.

2.2. “Assumed” means that pursuant to a transaction resulting in a Change of Control, either (a) the Award is expressly affirmed by the Company or (b) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the surviving or successor corporation or entity to the Company, or any parent or subsidiary of either thereof, or any other corporation or entity that is a party to the transaction resulting in the Change of Control, in connection with such Change of Control, with appropriate adjustments to the number and kind of securities of such surviving or successor corporation or entity, or such other applicable parent, subsidiary, corporation or entity, subject to the Award and the exercise or purchase price thereof, which preserves the compensation element of the Award existing at the time of such Change of Control transaction, and provides for subsequent payout in accordance with the same (or more favorable) payment and vesting schedule applicable to such Award, as determined in accordance with the instruments evidencing the agreement to assume the Award. The determination of Award comparability for this purpose shall be made by the Committee, and its determination shall be final, binding and conclusive.

APPENDIX A

2.3. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

2.4. “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5. “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.6. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7. “Cash-Based Award” means an Award granted to a Participant, as described in Article IX.

2.8. “Cause” shall have the definition given such term in a Participant’s Award Agreement, or in the absence of any such definition, as determined in good faith by the Committee.

2.9. “Change of Control” means the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.9(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(b) any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) Beneficial Ownership of Voting Securities of the Company possessing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.9(b), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

APPENDIX A

(c) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Company Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election of any new director was approved by a vote of at least a majority of the Company Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Company Incumbent Board; provided further, however, that no individual shall be considered a member of the Company Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Company Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Company Proxy Contest; or

(d) the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i) the shareholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of the Company Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii) no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities

(a transaction described in clauses (d)(i) through (d)(iii) above is referred to herein as a “Non-Control Transaction”); or

APPENDIX A

(e) any approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company; or

(f) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer or distribution to a Related Entity, or (B) a transfer or distribution to the Company’s shareholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company as a result of the acquisition of Voting Securities of the Company by the Company which, by reducing the number of Voting Securities of the Company then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company which in either case increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur.

Solely for purposes of this Section 2.9, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. None of the Company or any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Shares.

2.10. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.11. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.12. “Company Incumbent Board” shall have the meaning provided in Section 2.8(c).

APPENDIX A

2.13. “Company Proxy Contest” shall have the meaning provided in Section 2.8(c).

2.14. “Company Surviving Corporation” has the meaning provided in Section 2.8(d)(i).

2.15. “Consultant” means an independent contractor who performs services for the Company or a Subsidiary or Affiliate in a capacity other than as an Employee or Director.

2.16. “Director” means any individual who is a member of the Board of Directors of the Company.

2.17. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article XI.

2.18. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.19. “Employee” means any person designated as an employee of the Company, a Subsidiary and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, a Subsidiary or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, a Subsidiary and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, a Subsidiary and/or an Affiliate during such period. As further provided in Section 19.4, for purposes of the Plan, upon approval by the Committee, the term Employee may also include Employees whose employment with the Company, a Subsidiary or an Affiliate has been terminated subsequent to being granted an Award under the Plan. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.19 shall be considered an Employee for purposes of the Plan.

2.20. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.21. “Fair Market Value” means the fair market value of the Shares as determined by the Committee by the reasonable application of such reasonable valuation method, consistently applied, as the Committee deems appropriate; provided, however, that, with respect to ISOs, for purposes of Section 6.3 and 6.9(c), such fair market value shall be determined subject to Section 422(c)(7) of the Code; provided further, however, that if the Shares are readily tradable on an established securities market, Fair Market Value on any date shall be the last sale price reported for the Shares on such market on such date or, if no sale is reported on such date, on the last date preceding such date on which a sale was reported. In each case, the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Section 409A.

APPENDIX A

2.22. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.23. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

2.24. “Good Reason” shall have the definition given such term in a Participant’s Award Agreement, or in the absence of any such definition, as determined in good faith by the Committee.

2.25. “Grant Price” means the price established at the time of grant of an SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

2.26. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.27. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.28. “Non-Control Acquisition” means an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which fifty percent (50%) or more of its total value or total voting power of its Voting Securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (b) the Company or any Related Entity; (c) any Person in connection with a Non-Control Transaction; or (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date.

2.29. “Non-Control Transaction” shall have the meaning provided in Section 2.9(d).

2.30. “Non-Employee Director” means a Director who is not an Employee.

2.31. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.32. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.33. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.

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2.34. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.35. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 10.1, granted in accordance with the terms and conditions set forth in Article X.

2.36. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

2.37. “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

2.38. “Performance Share” means an Award of a performance share granted to a Participant, as described in Article IX.

2.39. “Performance Unit” means an Award of a performance unit granted to a Participant, as described in Article IX.

2.40. “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, as provided in Article VIII.

2.41. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.42. “Qualified Change of Control” means a Change of Control that qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A(a)(2)(A)(v) of the Code.

2.43. “Replaced” means that pursuant to a transaction resulting in a Change of Control, the Award is replaced with a comparable stock award or a cash incentive program by the Company, the surviving or successor corporation or entity to the Company, or any parent or subsidiary of either thereof, or any other corporation or entity that is a party to the transaction resulting in the Change of Control, in connection with such Change of Control, which preserves the compensation element of the Award existing at the time of such Change of Control transaction, and provides for subsequent payout in accordance with the same (or more favorable) payment and vesting schedule applicable to such Award, as determined in accordance with the instruments evidencing the agreement to assume the Award. The determination of Award comparability for this purpose shall be made by the Committee, and its determination shall be final, binding and conclusive.

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2.44. “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

2.45. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

2.46. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.47. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.48. “Separation from Service” means a Termination that qualifies as a separation from service within the meaning of Code Section 409A(a)(2)(A)(i).

2.49. “Share” means a share of common stock, par value $0.001 per share, of the Company (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.2).

2.50. “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.

2.51. “Subject Person” has the meaning provided in Section 2.9.

2.52. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

2.53. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company, a Subsidiary and/or an Affiliate or with which the Company, a Subsidiary and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company, a Subsidiary or an Affiliate, including a transaction described in Code Section 424(a).

2.54. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII.

2.55. “Termination” means the time when a Participant ceases the performance of services for the Company, any Affiliate or Subsidiary, as applicable, for any reason, with or without Cause, including a Termination by resignation, discharge, death, Disability or Retirement, but excluding (a) a Termination where there is a simultaneous reemployment (or commencement of service) or continuing employment (or service) of a Participant by the Company, Affiliate or any Subsidiary, (b) at the discretion of the Committee, a Termination that results in a temporary severance, and (c) at the discretion of the Committee, a Termination of an Employee that is immediately followed by the Participant’s service as a Non-Employee Director.

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2.56. “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

ARTICLE III.

ADMINISTRATION

3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than two (2) non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

3.3. Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a) select Employees, Non-Employee Directors and Consultants who may receive Awards under the Plan and become Participants;

(b) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c) determine the sizes and types of Awards;

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(d) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;

(f) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(g) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such Termination occurs by reason of Cause, Good Reason, disability, retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

(h) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(i) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(j) establish and administer any performance goals in connection with any Awards, including performance criteria and applicable Performance Periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained;

(k) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(l) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(m) make all valuation determinations relating to Awards and the payment or settlement thereof;

(n) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(o) subject to the provisions of Article XV, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(p) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be

APPENDIX A

deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(q) offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made;

(r) determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; and

(s) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

3.4. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.5. Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Subsidiary or Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of a Subsidiary or Affiliate and such attorneys, consultants and accountants as the Committee may

APPENDIX A

select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.7. Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE IV.

SHARES SUBJECT TO THE PLAN

4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.2, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be 1,800,000 Shares. Subject to, in the case of ISOs, any limitations applicable thereto under the Code, if (a) any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised or satisfied, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares set forth in the third sentence of this Section 4.1, as adjusted pursuant to this Section 4.1, but without application of the foregoing provisions of this sentence.

APPENDIX A

4.2. Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares or the capitalization of the Company), such as a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, split-up, combination or exchange of shares, repurchase of shares, or other like change in corporate structure, partial or complete liquidation of the Company or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number, class and kind of securities which may be delivered under Section 4.1; the number, class and kind, and/or price (such as the Option Price of Options or the Grant Price of SARs) of securities subject to outstanding Awards; and other value determinations applicable to outstanding Awards; provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee, in its sole discretion, may also make appropriate adjustments and modifications in the terms of any outstanding Awards to reflect or related to any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of Performance Periods. Any adjustment, substitution or change pursuant to this Section 4.2 made with respect to an Award intended to be an Incentive Stock Option shall be made only to the extent consistent with such intent, unless the Committee determines otherwise. The Committee shall not make any adjustment pursuant to this Section 4.2 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. All determinations of the Committee as to adjustments or changes, if any, under this Section 4.2 shall be conclusive and binding on the Participants.

4.3. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company, any Subsidiary or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Shares or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, (iii) the occurrence of any capital change described in Section 4.2 or (iv) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Awards theretofore granted or the Option Price, Grant Price or purchase price per share applicable to any Award, unless the Committee shall determine, in its discretion, that an adjustment is necessary or appropriate.

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ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Employees, Non-Employee Directors and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6.9(a).

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees, Non-Employee Directors and Consultants and shall determine the nature and amount of each Award.

ARTICLE VI.

STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Committee by resolution, written consent or other appropriate action determines to grant such Option for a particular number of Shares to a particular Participant at a particular Option Price.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6.9(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the tenth (10 th ) anniversary of its date of grant, subject to the respective last sentences of Sections 6.5 and 6.9(c).

APPENDIX A

6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant. An Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Optionee’s exercise of such Option would violate applicable securities laws; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such laws.

6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVI. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering (either by actual delivery or attestation) unencumbered Shares previously acquired by the Participant exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (c) by a combination of (a) and (b); or (d) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, (x) a cashless (broker-assisted) exercise that complies with all applicable laws or (y) withholding of Shares otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 19.10. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

6.7. Rights as a Shareholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8. Termination of Employment or Service (a). Except as otherwise provided in the Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee or Non-Employee Director, and shall terminate immediately upon a Termination of the Participant. An Option shall cease to become newly exercisable upon a Termination of the holder thereof.

APPENDIX A

Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination, whether or not exercisable at the time of such Termination; provided, however, that in no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement, except as provided in the last sentence of Section 6.5.

6.9. Limitations on Incentive Stock Options.

(a) General. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(b) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(c) Options Granted to Certain Shareholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

APPENDIX A

7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date such Freestanding SAR is granted, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the related ISO; (b) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.

7.5. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.6. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option and no SAR shall be exercisable more than ten (10) years after it is granted, subject to the last sentence of Section 6.5 in the case of a Tandem SAR.

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7.7. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8. Rights as a Shareholder. A Participant receiving a SAR shall have the rights of a Shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

7.9. Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following such Participant’s Termination, subject to Section 6.8, as applicable to any Tandem SAR. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE VIII.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a shareholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee. Restricted Stock Units shall be similar to Restricted Stock, except no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the date of grant, and such Participant shall have no rights of a shareholder with respect to such Restricted Stock Units.

8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and

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such other provisions as the Committee shall determine in accordance with the Plan. Any Restricted Stock Award must be accepted by the Participant within a period of ninety (90) days (or such shorter period as determined by the Committee at the time of award) after the award date, by executing such Restricted Stock Award Agreement and providing the Committee or its designee a copy of such executed Award Agreement and payment of the applicable purchase price of such Shares of Restricted Stock, if any, as determined by the Committee.

8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on continuing service as a Non-Employee Director or Consultant or continuing employment with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5. Delivery of Shares, Payment of Restricted Stock Units. Subject to Section 19.10, after the last day of the Period of Restriction applicable to a Participant’s Shares of Restricted Stock, and after all conditions and restrictions applicable to such Shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant. After the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by delivery of Shares, a cash payment determined by reference to the then-current Fair Market Value of Shares or a combination of Shares and such cash payment as the Committee, in its sole discretion, shall determine, either by the terms of the Award Agreement or otherwise.

8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates may contain an appropriate legend. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary

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notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” ( i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (a) any adjustment as provided in Section 4.2, or (b) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

8.9. Termination of Employment or Service. Except as otherwise provided in this Section 8.9, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

8.10. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Restricted Stock Unit is no longer subject to a “substantial risk of forfeiture”

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within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE IX.

PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

9.1. Grant of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit, Performance Share or Cash-Based Award entitles the Participant who receives such Award to receive Shares or cash upon the attainment of performance goals and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit, Performance Share or Cash-Based Award shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2. Value of Performance Units, Performance Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units and Performance Shares and Cash-Based Awards that will be paid out to the Participant.

9.3. Earning of Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units, Performance Shares or Cash-Based Awards shall be entitled to receive payment on the number and value of Performance Units, Performance Shares or Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or other terms and conditions have been achieved or satisfied. The Committee shall determine the extent to which any such pre-established performance goals and/or other terms and conditions of a Performance Unit, Performance Share or Cash-Based Award are attained or not attained following conclusion of the applicable Performance Period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award.

9.4. Form and Timing of Payment of Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Performance Units, Performance Shares and Cash-Based Awards shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in

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Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units, Performance Shares or Cash-Based Awards as soon as practicable after the end of the Performance Period and following the Committee’s determination of actual performance against the performance goals and/or other terms and conditions established by the Committee. Such Shares may be granted subject to any restrictions imposed by the Committee, including pursuant to Section 19.10. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5. Rights as a Shareholder . A Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall have the rights of a shareholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.

9.6. Termination of Employment or Service . Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units, Performance Shares and/or Cash-Based Award following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

9.7. Compliance With Section 409A . Unless the Committee provides otherwise in an Award Agreement, each Performance Unit, Performance Share and/or Cash-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Performance Share, Performance Unit or Cash-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE X.

OTHER STOCK-BASED AWARDS

10.1. Other Stock-Based Awards . The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts (subject to Article IV) and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2. Value of Other Stock-Based Awards . Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

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10.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash or Shares as the Committee determines.

10.4. Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

10.5. Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Other Stock-Based Award shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Cash-Based Award or Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

ARTICLE XI.

DIVIDEND EQUIVALENTS

11.1. Dividend Equivalents. Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 19.6. Dividend Equivalents may be credited as of the dividend payment dates, during the period between the date the Award is granted and the date the Award becomes payable or terminates or expires. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Unless the Award Agreement provides otherwise, Dividend Equivalents shall be paid to the Participant at least annually, not later than the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A). Any Dividend Equivalents that are accumulated and paid after the date specified in the preceding sentence shall be explicitly set forth in a separate arrangement that provides for the payment of the dividend equivalents at a time and in a manner that satisfies the requirements of Code Section 409A. No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

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ARTICLE XII.

TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

12.1. Transferability of Incentive Stock Options. No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 12.3. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

12.2. All Other Awards. Except as otherwise provided in Section 8.5 or Section 12.3 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 12.1 and any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the shareholders of the Company. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to Section 12.1 and any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12.2 shall be void and unenforceable against the Company.

12.3. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form

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prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE XIII.

RIGHTS OF PARTICIPANTS

13.1. Rights or Claims. No individual shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, nothing contained in the Plan or in any Award Agreement shall be deemed to:

(a)	Give any Employee or Non-Employee Director the right to be retained in the service of the Company, an Affiliate and/or a Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b)	Restrict in any way the right of the Company, an Affiliate and/or a Subsidiary to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without Cause;

(c)	Confer on any Consultant any right of continued relationship with the Company, an Affiliate and/or a Subsidiary, or alter any relationship between them, including any right of the Company or an Affiliate or Subsidiary to terminate, change or modify its relationship with a Consultant;

(d)	Give any Employee, Non-Employee Director or Consultant the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company, an Affiliate and/or a Subsidiary, nor be construed as limiting in any way the right of the Company, an Affiliate and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Employee, Non-Employee Director or Consultant bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(e)	Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

13.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Employee, Non-Employee Director or Consultant or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

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13.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award.

13.4. No Effects on Benefits. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

13.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE XIV.

CHANGE OF CONTROL

14.1. Treatment of Outstanding Awards. In the event of a Change of Control, unless otherwise specifically prohibited by any applicable laws, rules or regulations or otherwise provided in any applicable Award Agreement, as in effect prior to the occurrence of the Change of Control, specifically with respect to a Change of Control:

(a) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement or by resolution adopted prior to the occurrence of such Change of Control, that any Options, SARs and Other Stock-Based Awards (if applicable) which are outstanding shall become exercisable as determined by the Committee, notwithstanding anything to the contrary in the Award Agreement; provided, however, that if (i) such Options, SARs or Other Stock-Based Awards are not Assumed or Replaced, or in the event of a liquidation of the Company, or (ii) a Participant incurs a Termination, either by the Company, an Affiliate or a Subsidiary without Cause or by the Participant for Good Reason, after the Change of Control, then all outstanding Options, SARs and Other Stock-Based Awards (if applicable) that (x) are not so Assumed or Replaced, or are outstanding at the time of such a liquidation of the Company, or (y) are held by such a Terminated Participant, as the case may be, shall become fully exercisable as to all Shares covered thereby, immediately prior to the occurrence of such Change of Control (or such earlier date as the Committee may prescribe), in the case of clause (x) immediately preceding, or upon the occurrence of such Termination, in the case of clause (y) immediately preceding, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(b) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement or by resolution adopted prior to the occurrence of such Change of Control, that restrictions, performance

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goals or other conditions applicable to Restricted Stock Units, Shares of Restricted Stock and Other Stock-Based Awards previously awarded to Participants shall be canceled or deemed achieved, the Period of Restriction applicable thereto shall terminate, and restrictions on transfer, sale, assignment, pledge or other disposition applicable to any such Shares of Restricted Stock shall lapse, in each case, to the extent provided by the Committee, notwithstanding anything to the contrary in the Award Agreement; provided, however, that if (i) any such Awards are not Assumed or Replaced, or in the event of a liquidation of the Company, or (ii) a Participant incurs a Termination, either by the Company, an Affiliate or a Subsidiary without Cause or by the Participant for Good Reason, after the Change of Control, then any restrictions, performance goals or other conditions applicable to outstanding Restricted Stock Units, Shares of Restricted Stock and Other Stock-Based Awards that (x) are not so Assumed or Replaced, or are outstanding at the time of such a liquidation of the Company, or (y) are held by such a Terminated Participant, as the case may be, shall be immediately cancelled or deemed achieved, and the Period of Restriction applicable to any such Shares of Restricted Stock Award shall terminate, and restrictions on transfer, sale, assignment, pledge or other disposition applicable to any such Shares of Restricted Stock shall lapse, in each case, immediately prior to the occurrence of such Change of Control (or such earlier date as the Committee may prescribe), in the case of clause (x) immediately preceding, or upon the occurrence of such Termination, in the case of clause (y) immediately preceding, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(c) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement or by resolution adopted prior to the occurrence of such Change of Control, that any Awards which are outstanding shall, in whole or in part, immediately become vested and nonforfeitable; provided, however, that if (i) any such Awards are not Assumed or Replaced, or in the event of a liquidation of the Company, or (ii) a Participant incurs a Termination, either by the Company, an Affiliate or a Subsidiary without Cause or by the Participant for Good Reason, after the Change of Control, then all outstanding Awards that (x) are not so Assumed or Replaced or are outstanding at the time of such a liquidation of the Company or (y) are held by such a Terminated Participant, as the case may be, shall become fully vested and nonforfeitable, immediately prior to the occurrence of such Change of Control (or such earlier date as the Committee may prescribe), in the case of clause (x) immediately preceding, or upon the occurrence of such Termination, in the case of clause (y) immediately preceding, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(d) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement or by resolution adopted prior to the occurrence of such Change of Control, that the target payment opportunities attainable under any outstanding Awards of Performance Units, Performance Shares, Cash-Based Awards and other Awards shall be deemed to have been fully or partially earned for any Performance Period(s), as determined by the Committee, immediately prior to the effective date of the Change of Control. Notwithstanding the immediately preceding sentence to the contrary, if (i) any such Awards are not Assumed or Replaced, or in the event of a liquidation of the Company, or

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(ii) a Participant incurs a Termination, either by the Company, an Affiliate or a Subsidiary without Cause or by the Participant for Good Reason, after the Change of Control, then, with respect to any such Awards that (x) are not so Assumed or Replaced for, or are outstanding at the time of such a liquidation of the Company, or (y) are held by such a Terminated Participant, as the case may be, the target payment opportunities attainable under any such outstanding Awards of Performance Units, Performance Shares, Cash-Based Awards and such other Awards shall be deemed to have been fully earned for the entire Performance Period(s) immediately prior to the effective date of the Change of Control, in the case of clause (x) immediately preceding, or upon the occurrence of such Termination, in the case of clause (y) immediately preceding, unless actual performance exceeds the target, in which case actual performance shall be used, and (I) there shall be paid out to each Participant holding such an Award denominated in Shares, not later than five (5) days prior to the effective date of the Change of Control, in the case of clause (x) immediately preceding, or upon the occurrence of such Termination, in the case of clause (y) immediately preceding, a pro rata number of Shares (or the equivalent Fair Market Value thereof, as determined by the Committee, in cash) based upon an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used, and upon the length of time within the Performance Period which has elapsed prior to the Change of Control or such Termination, as the case may be, and (II) Awards denominated in cash shall be paid pro rata to the applicable Participant or Participants in cash within thirty (30) days following the effective date of the Change of Control, in the case of clause (x) immediately preceding, or within thirty (30) days following the occurrence of such Termination, in the case of clause (y) immediately preceding, with the pro-ration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change of Control or Termination, as the case may be, and based on an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used.

(e) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of such Change of Control, that any Award the payment or settlement of which was deferred under Section 19.6 or otherwise may be paid or distributed immediately prior to the Change of Control, except as otherwise provided by the Committee in accordance with Section 16.1(f); provided, however, that if (i) such Awards are not Assumed or Replaced, or in the event of a liquidation of the Company, or (ii) a Participant incurs a Termination either by the Company, an Affiliate or a Subsidiary without Cause or by the Participant for Good Reason after the Change of Control, then any such Awards that (x) are not so Assumed or Replaced, or are outstanding at the time of such a liquidation of the Company, or (y) are held by such a Terminated Participant, as the case may be, shall be paid or distributed immediately prior to the occurrence of such Change of Control (or such earlier date as the Committee may prescribe), in the case of clause (x) immediately preceding, or upon the occurrence of such Termination, in the case of clause (y) immediately preceding, except as otherwise provided by the Committee in accordance with Section 16.1(f).

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(f) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award shall be adjusted by substituting for each Share subject to such Award immediately prior to the transaction resulting in the Change of Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control) received in such transaction by holders of Shares for each Share held on the closing or effective date of such transaction, in which event the aggregate Option Price or Grant Price, as applicable, of the Award shall remain the same; provided, however, that if such consideration received in such transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon exercise or payment of an Award, for each Share subject to such Award, to be solely stock or other securities of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per-Share consideration received by holders of Shares in such transaction.

(g) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one Share, or, if higher, the highest Fair Market Value of a Share during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per-Share Option Price, Grant Price or outstanding unpaid purchase price, as applicable to the Award, multiplied by the number of Shares subject to such Award, or the applicable portion thereof.

(h) The Committee may, in its discretion, provide that an Award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a Change of Control.

14.2. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.2 or 14.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XVI need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 14.1, in no event may any Option or SAR be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Article XIV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

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14.3. Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of Section 14.1(h), the last sentence of Section 15.1 and Section 15.2) or any Award Agreement provision, the provisions of this Article XIV may not be terminated, amended, or modified on or after the date of a Change of Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

14.4. Compliance with Section 409A. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Change of Control that is not a Qualified Change of Control occurs, and payment or distribution of an Award constituting deferred compensation subject to Section 409A of the Code would otherwise be made or commence on the date of such Change of Control (pursuant to the Plan, the Award Agreement or otherwise), (a) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (b) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Section 409A, and (c) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (b), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee.

ARTICLE XV.

AMENDMENT, MODIFICATION, AND TERMINATION

15.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the shareholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

(a) except as is provided in Section 4.2, increase the maximum number of Shares which may be sold or awarded under the Plan;

(b) except as is provided in Section 4.2, decrease the minimum Option Price or Grant Price requirements of Sections 6.3 and 7.2, respectively;

(c) change the class of persons eligible to receive Awards under the Plan;

(d) extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable; or

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(e) otherwise require shareholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) except as is provided in Section 4.2, but notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or Grant Price, or that has an economic effect that is the same as any such reduction or cancellation; or (2) to cancel an outstanding Option or SAR having an Option Price or Grant Price above the then-current Fair Market Value of the Shares in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the shareholders of the Company of such action.

15.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to an Award intended to be an ISO shall be made only to the extent consistent with such intent, unless the Board or the Committee determines otherwise. Additionally, neither the Board nor the Committee shall not make any adjustment pursuant to this Article XV that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

ARTICLE XVI.

TAX WITHHOLDING AND OTHER TAX MATTERS

16.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all

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Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company, as determined in the Committee’s discretion, for the satisfaction of any tax obligations that arise by reason of any such payment or distribution. The Company shall not be required to make any payment or distribution under or relating to the Plan or any Award until such obligations are satisfied or such arrangements are made, as determined by the Committee in its discretion.

16.2. Withholding or Tendering Shares. Without limiting the generality of Section 16.1, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award ( provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVI shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

16.4. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

16.5. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

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16.6. No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

16.7. Compliance with Section 409A.

(a) Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Termination that is not a Separation from Service occurs, and payment or distribution of an Award constituting deferred compensation subject to Code Section 409A would otherwise be made or commence on the date of such Termination (pursuant to the Plan, the Award Agreement or otherwise), (i) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (ii) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Code Section 409A, and (iii) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (ii), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee.

(b) The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A. Additionally, the Committee shall not take any action that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

ARTICLE XVII.

LIMITS OF LIABILITY; INDEMNIFICATION

17.1. Limits of Liability.

(a) Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Subsidiary, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

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(c) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

17.2. Indemnification. Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE XVIII.

SUCCESSORS

18.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XIX.

MISCELLANEOUS

19.1. Drafting Context. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.

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19.2. Forfeiture Events.

(a) Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment in the event of the Participant’s Termination for Cause or due to voluntary resignation; serious misconduct; violation of the Company’s or a Subsidiary’s or Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or any Subsidiary or Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee, Non-Employee Director or Consultant). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its good faith discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.

(b) If the Company is required to prepare an accounting restatement (x) due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if a Participant knowingly or grossly negligently engaged in such misconduct, or knowingly or grossly negligently failed to prevent such misconduct, or if a Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement, and (y) the Committee may in its discretion provide that if the amount earned under any Participant’s Award is reduced by such restatement, such Participant shall reimburse the Company the amount of any such reduction previously paid in settlement of such Award.

19.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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19.4. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an Employee from the Company to an Affiliate or Subsidiary (or, for purposes of any ISO granted under the Plan, only a Subsidiary), or vice versa, or from one Affiliate or Subsidiary to another (or in the case of an ISO, only from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of the Employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code). The Committee shall have the discretion to determine the effects upon any Award, upon an individual’s status as an Employee, Non-Employee Director or Consultant for purposes of the Plan (including whether a Participant shall be deemed to have experienced a Termination or other change in status) and upon the exercisability, vesting, termination or expiration of any Award in the case of: (a) any Participant who is employed by an entity that ceases to be an Affiliate or Subsidiary (whether due to a spin-off or otherwise), (b) any transfer of a Participant between locations of employment with the Company, an Affiliate, and/or Subsidiary or between the Company, an Affiliate or Subsidiary or between Affiliates or Subsidiaries, (c) any leave of absence of a Participant, (d) any change in a Participant’s status from an Employee to a Consultant or a Non-Employee Director, or vice versa; and (e) upon approval by the Committee, any Employee who experiences a Termination but becomes employed by a partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate or Subsidiary, subject, in each case, to the requirements of Code Section 422 applicable to any ISOs and Code Section 409A applicable to any Options and SARs.

19.5. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

19.6. Deferrals. To the extent provided in the Award Agreement, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of the Period of Restriction or other restrictions with respect to Restricted Stock or the payment or satisfaction of Restricted Stock Units, Performance Units, Performance Shares, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, (a) such deferral shall represent an unfunded and unsecured obligation of the Company and shall not confer the rights of a shareholder unless and until Shares are issued thereunder; (b) the number of Shares subject to such deferral shall, until settlement thereof, be subject to adjustment pursuant to Section 4.2; and (c) the Committee shall establish rules and procedures for such deferrals and payment or settlement thereof, which may be in cash, Shares or any combination thereof, and such deferrals may be governed by the terms and conditions of any deferred compensation plan of the Company or Affiliate specified by the Committee for such purpose. Notwithstanding any provisions of the Plan to the contrary, in no event shall any deferral under this Section 19.6 be permitted if the Committee determines that such deferral would result in the imposition of additional tax under Code Section 409A of the Code.

19.7. Loans. The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to

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any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by law or the rules of any stock exchange or quotation system on which the Company’s securities are listed. The terms and conditions of any such loan shall be established by the Committee.

19.8. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

19.9. Section 16 of Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

19.10. Requirements of Law; Limitations on Awards.

(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate.

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(d) Upon termination of any period of suspension under this Section 19.10, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

19.11. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

19.12. Governing Law. Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions which shall be construed, under the laws of Delaware, the Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

19.13. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

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19.14. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

19.15. Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

19.16. No Fractional Shares. An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

19.17. Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and would fail to meet the requirements of Code Section 409A, then such Award shall be null and void; provided, however, that the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or a subplan which (in each case) meets the requirements of Code Section 409A. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A.

19.18. Participants Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries other than the United States in which the Company, any Affiliate, and/or any Subsidiary operates or has Employees, Non-Employee Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Employees, Non-Employee Directors and/or Consultants outside the United States are eligible to participate in the Plan;

(c)	Grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are non-United States nationals or employed outside the United States, or otherwise to comply with applicable non-United States laws or conform to applicable requirements or practices of jurisdictions outside the United States;

(d)	Establish subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.18 by the Committee shall be attached to the Plan as appendices; and

APPENDIX A

(e)	Take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable law.

*        *        *

APPENDIX A

AMENDMENT TO THE

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

2006 INCENTIVE COMPENSATION PLAN

This Amendment (this “Amendment” ) is made by Golfsmith International Holdings, Inc., a Delaware corporation (the “Company”), to the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan (the “2006 Incentive Plan”), pursuant to the authorization of the Company’s board of directors and stockholders.

RECITALS:

The 2006 Incentive Plan currently provides for the issuance of up to 1,800,000 shares of common stock of the Company. The Company’s board of directors has determined that it is advisable, fair and in the best interests of the Company and its stockholders to amend the 2006 Incentive Plan to provide for the issuance of up to an additional 1,500,000 shares of common stock, in order to continue to provide to the persons who are responsible for the continued growth of the Company’s business an opportunity to acquire a proprietary interest in the Company.

AGREEMENT:

NOW, THEREFORE, the 2006 Incentive Plan is amended as follows:

1. Definitions.

A. Unless otherwise specifically defined in this Amendment, capitalized terms shall have the definitions set forth in the 2006 Incentive Plan.

2. Stock Subject to the 2006 Incentive Plan. Section 4.1 of the 2006 Incentive Plan is hereby deleted in its entirety and replaced with the following:

4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.2, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be 3,300,000 Shares. Subject to, in the case of ISOs, any limitations applicable thereto under the Code, if (a) any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised or satisfied, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares set forth in the third sentence of this Section 4.1, as adjusted pursuant to this Section 4.1, but without application of the foregoing provisions of this sentence.

3. 2006 Incentive Plan. Except as specifically amended hereby, the 2006 Incentive Plan shall remain binding and enforceable in accordance with its terms.

[signature page follows]

APPENDIX A

IN WITNESS WHEREOF, upon authorization of the board of directors and the stockholders of the Company, the undersigned has caused this Amendment to the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan to be executed on this 26th day of March, 2009.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By:	/s/ R. Scott Wood
Name: R. Scott Wood
Title: Vice President and General Counsel

APPENDIX A

SECOND AMENDMENT TO THE

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

2006 INCENTIVE COMPENSATION PLAN

The Amendment (this “Second Amendment”) is made by Golfsmith International Holdings, Inc., a Delaware corporation (the “Company”), to the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan (the “2006 Incentive Plan”), pursuant to the authorization of the Company’s Board of Directors and stockholders.

RECITALS:

The 2006 Incentive Plan, as the same was amended on May 5, 2009, provides for the issuance of up to 3,300,000 shares of common stock of the Company. The Company’s Board of Directors has determined that it is advisable, fair and in the best interests of the Company and its stockholders to amend the 2006 Incentive Plan to provide for the issuance of up to an additional 600,000 shares of common stock, in order to continue to provide to the persons who are responsible for the continued growth of the Company’s business an opportunity to acquire a proprietary interest in the Company.

AGREEMENT:

NOW, THEREFORE, the 2006 Incentive Plan is amended as follows:

1.	Definitions.

A.	Unless otherwise specifically defined in this Amendment, capitalized terms shall have the definitions set forth in the 2006 Incentive Plan.

2.	Stock Subject to the 2006 Incentive Plan. Section 4.1 of the 2006 Incentive Plan is hereby deleted in its entirety and replaced with the following:

4.1 Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquitted by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.2, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be 3,900,000. Subject to, in the case of ISOs, any limitations applicable thereto under the Code, if (a) any Shares are subject an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised or satisfied, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares set forth in the third sentence of this Section 4.1, as adjusted pursuant to this Section 4.1, but without application of the foregoing provisions of this sentence.

APPENDIX A

3.	2006 Incentive Plan. Except as specifically amended hereby, the 2006 Incentive Plan shall remain binding and enforceable in accordance with its terms.

IN WITNESS WHEREOF, upon authorization of the Board of Directors and the stockholders of the Company, the undersigned has caused this Second Amendment to the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan to be executed on this      of             , 2011

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By:	/s/ James A. Eliasberg
Name: James A. Eliasberg
Title: Vice President, General Counsel and Secretary

Golfsmith International Holdings, Inc.
IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on April 26, 2011.
Vote by Internet
• Log on to the Internet and go to www.investorvote.com/GOLF

• Follow the steps outlined on the secured website.
Vote by Telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Robert E. Allen	☐	☐	02 - Martin Hanaka	☐	☐	03 - Roberto Buaron	☐	☐
	04 - Thomas G. Hardy	☐	☐	05 - Thomas Berglund	☐	☐	06 - Marvin E. Lesser	☐	☐
	07 - Glenda Flanagan	☐	☐	08 - James Long	☐	☐	09 - James Grover	☐	☐
	10 - Emilio S. Pedroni	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐	3.	Approval of the Second Amendment to the Golfsmith International Holdings, Inc. 2006 Incentive Compensation Plan, to increase the maximum number of shares authorized for issuance under the plan by 600,000.	☐	☐	☐

Note:	Such other business as may properly come before the meeting or any adjournments thereof.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                                   01AEUH

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2011

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the 2010 Annual Report are available at

www.edocumentview.com/GOLF.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Golfsmith International Holdings, Inc.

Annual Meeting of Stockholders

Wednesday, April 27, 2011, at 8:30 a.m. (CDT)

This Proxy is solicited by the Board of Directors of Golfsmith International Holdings, Inc. for use at the Annual Meeting on April 27, 2011.

By signing this proxy, you revoke all prior proxies and appoint Martin Hanaka, Sue Gove and Jim Eliasberg, and each of them, with each having the full power to appoint his or her substitute, to represent and to vote all the shares of Common Stock of Golfsmith International Holdings, Inc. you held in your account on March 7, 2011, at the Annual Meeting of Stockholders of Golfsmith International Holdings, Inc., and any adjournment or postponement of such meeting, in the matter specified on this proxy. In their discretion, Mr. Hanaka, Ms. Gove and Mr. Eliasberg are also authorized to vote upon such other matters as may properly come before the meeting. Management presently is not aware of any such matters to be presented for action.

This proxy, when properly executed, will be voted in the manner directed herein. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH BOARD RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND C OF THIS CARD.

Continued and to be signed on the reverse side.